WISCONSIN PUBLIC SERVICE CORPORATION
       700 NORTH ADAMS STREET, P.O. BOX 19001, GREEN BAY, WISCONSIN 54307

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 5, 1994

                            ------------------------

TO THE SHAREHOLDERS OF WISCONSIN PUBLIC SERVICE CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Wisconsin Public Service Corporation, a Wisconsin corporation (the "Company"), will be held on Thursday, May 5, 1994, at 10:30 A.M., Green Bay Time, at the Midway Motor Hotel, 780 Packer Drive, Green Bay, Wisconsin for the following purposes:

         1. To elect three directors of Class C to hold office until the Annual Meeting of Shareholders in 1997 or until their successors have been elected and qualified.

         2. To approve an Agreement and Plan of Share Exchange upon the effectiveness of which (a) the Company will become a subsidiary of WPS Resources Corporation ("WPS Resources"), (b) each outstanding share of common stock of the Company, $4 par value per share ("Company Common Stock") will be exchanged for one share of Common Stock, $1 par value, of WPS Resources ("WPS Resources Common Stock") and holders of Company Common Stock will become owners of all of the outstanding WPS Resources Common Stock, and
    (c) the affairs of WPS Resources Corporation will be governed by Restated Articles of Incorporation and By-Laws that are substantially identical to those of the Company except that the WPS Resources Restated Articles of Incorporation authorize the issuance of a greater number of shares of common stock, do not authorize the issuance of WPS Resources preferred stock, and may with certain exceptions be amended by the affirmative vote of a majority of the votes cast by holders of WPS Resources Common Stock at a meeting at which a quorum exists (rather than two-thirds of outstanding common stock) as provided by the Wisconsin Business Corporation Law.

         3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Holders of Company Common Stock of record at the close of business on March 17, 1994, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof.

    Even if you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person. Your attention is directed to the attached Proxy Statement.

                                          WISCONSIN PUBLIC  SERVICE  CORPORATION

                                          Robert H. Knuth
                                          ASSISTANT VICE PRESIDENT - SECRETARY
Green Bay, Wisconsin
March 25, 1994

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS AND RETURN IMMEDIATELY.

                                PROXY STATEMENT

                               ------------------

                      WISCONSIN PUBLIC SERVICE CORPORATION

                PROSPECTUS FOR 23,896,962 SHARES OF COMMON STOCK
                          OF WPS RESOURCES CORPORATION

                             700 North Adams Street
                                 P.O. Box 19001
                           Green Bay, Wisconsin 54307
                        (414) 433-1050 or 1-800-236-1551

    This Prospectus/Proxy Statement is first being mailed to the holders of Company Common Stock on or about March 25, 1994 in connection with the solicitation of proxies by the Company's Board of Directors ("Board") for use at the Annual Meeting of Shareholders.

    At the Annual Meeting of Shareholders, the holders of the Company's common stock, $4 par value per share ("Company Common Stock"), will be asked to approve the Agreement and Plan of Share Exchange attached as Exhibit A hereto (the "Plan").

    Upon the effectiveness of the Plan, each outstanding share of Company Common Stock, will be exchanged for one share of WPS Resources Corporation ("WPS Resources") Common Stock, $1 par value per share ("WPS Resources Common Stock") and the Company will become a subsidiary of WPS Resources (the "Corporate Restructuring"). Consummation of the Corporate Restructuring will not result in any change in the Company's Preferred Stock or debt securities.

    The Plan will not become effective and the Share Exchange will not take place unless the Plan is approved by the requisite vote of holders of shares of Company Common Stock. See "PROPOSED SHARE EXCHANGE AND CORPORATE RESTRUCTURING
- - Vote Required." The Board believes the Corporate Restructuring will provide substantial benefit to the Company and its shareholders by providing flexibility for the Company to deal with increased competition, facilitating initiatives into new areas of business and providing additional flexibility for financing. The Board recommends approval of the Plan.

    The Company Common Stock is listed on the New York Stock Exchange and the Chicago Stock Exchange. On February 4, 1994, the closing price per share of Company Common Stock was $30 3/8 on the New York Stock Exchange Composite Tape. Application will be made to list the shares of WPS Resources Common Stock being offered hereby on the New York Stock Exchange and the Chicago Stock Exchange.

    A Registration Statement on Form S-4 has been filed with the Securities and Exchange Commission covering the shares of the WPS Resources Common Stock issuable in connection with the Corporate Restructuring in exchange for Company Common Stock. This Prospectus/Proxy Statement also constitutes the prospectus included as part of such Registration Statement.

                            ------------------------

    WPS RESOURCES COMMON STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

         The date of this Prospectus/Proxy Statement is March 3, 1994.

                             AVAILABLE INFORMATION

    Wisconsin Public Service Corporation (the Company) is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information can be inspected and copied at the offices of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549; 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and 75 Park Place, New York, New York 10007, and copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, reports, proxy statements and other information concerning the Company can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005; and the Chicago Stock Exchange, 440 South LaSalle Street, Chicago, Illinois 60605.

    In addition, WPS Resources has filed with the SEC a registration statement on Form S-4 (herein, together with all amendments and exhibits, referred to as the Registration Statement) under the Securities Act of 1933, as amended (the
Act), registering the Common Stock of WPS Resources that will be issued if the Share Exchange described herein is completed. The Prospectus/Proxy Statement does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information, reference is hereby made to the Registration Statement.

                            ------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The Company's Annual Report on Form 10-K for the year ended December 31, 1993 is incorporated herein by reference.

    All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Prospectus/Proxy Statement and prior to the termination of this offering shall be deemed to be incorporated by reference in this Prospectus/Proxy Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus/Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus/Proxy Statement.

    The Company undertakes to provide without charge to each person to whom a copy of this Prospectus/Proxy Statement has been delivered, on the written or oral request of any such person, a copy of any or all of the documents referred to above which have been or may be incorporated in this Prospectus/Proxy Statement by reference, other than exhibits to such documents. Requests for such copies should be directed to Robert H. Knuth, Secretary, Wisconsin Public Service Corporation, 700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307, telephone number (414) 433-1445.

    AS DESCRIBED ABOVE, THIS PROSPECTUS/PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT INCLUDED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS ARE AVAILABLE UPON WRITTEN OR ORAL REQUEST DIRECTED TO THE COMPANY AT THE ADDRESS OR TELEPHONE NUMBER SPECIFIED IN THE PRECEDING PARAGRAPH. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY APRIL 28, 1994.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SHARES OF WPS RESOURCES CORPORATION COMMON STOCK IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. THE DELIVERY OF THIS PROSPECTUS/ PROXY STATEMENT AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE OF SUCH INFORMATION.

                               TABLE OF CONTENTS

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                                                                                                               Page
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
AVAILABLE INFORMATION......................................................................................          2
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................................          2
PROSPECTUS/PROXY STATEMENT SUMMARY.........................................................................          4
SPECIAL CONSIDERATIONS.....................................................................................          9
GENERAL INFORMATION........................................................................................         10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............................................         10
NOMINEES FOR ELECTION AS DIRECTORS.........................................................................         12
EXECUTIVE COMPENSATION.....................................................................................         15
PROPOSED SHARE EXCHANGE AND CORPORATE RESTRUCTURING........................................................         20
  General..................................................................................................         20
  Reasons for Share Exchange and Corporate Restructuring...................................................         21
  Terms of Share Exchange and Corporate Restructuring......................................................         24
  Preferred Stock and Debt Securities of the Company.......................................................         24
  Dividends on WPS Resources Common Stock..................................................................         25
  Certain Federal Income Tax Consequences..................................................................         25
  New York and Chicago Stock Exchange Listings.............................................................         26
  Dividend Reinvestment and Employee Benefit Plans.........................................................         26
  Vote Required............................................................................................         26
  Appraisal Rights.........................................................................................         27
  Conditions to Consummation of Share Exchange and Corporate Restructuring.................................         27
  Amendment or Termination of Plan.........................................................................         27
  Effective Time...........................................................................................         27
  Exchange of Stock Certificates Not Required..............................................................         28
  Directors and Executive Officers of WPS Resources........................................................         28
  Business of the Company..................................................................................         28
  Regulation...............................................................................................         29
  Market Prices of Wisconsin Public Service Corporation Common Stock.......................................         31
  Financial Statements.....................................................................................         32
  Pro Forma Financial Statements (unaudited)...............................................................         32
  Restated Articles of Incorporation and By-Laws of WPS Resources..........................................         33
  Description of WPS Resources Common Stock................................................................         35
  Transfer Agent and Registrar.............................................................................         37
  Legal Opinions...........................................................................................         37
  Experts..................................................................................................         37
OTHER BUSINESS.............................................................................................         37
ANNUAL REPORTS.............................................................................................         37
FUTURE SHAREHOLDER PROPOSALS...............................................................................         38
EXHIBITS:
  A - AGREEMENT AND PLAN OF SHARE EXCHANGE.................................................................        A-1
  B - RESTATED ARTICLES OF INCORPORATION OF WPS RESOURCES CORPORATION......................................        B-1

                       PROSPECTUS/PROXY STATEMENT SUMMARY

    The  following summary  is qualified  in its  entirety by  the more detailed
information  appearing  elsewhere,  or   incorporated  by  reference,  in   this
Prospectus/Proxy Statement and Exhibits attached hereto.

Date, Time and Place of Meeting...  The  Annual Meeting of  Shareholders of Wisconsin Public
                                    Service Corporation  (the  "Company") will  be  held  at
                                    10:30  a.m., on May  5, 1994 at  the Midway Motor Hotel,
                                    780 Packer Drive, Green Bay, Wisconsin.

Record Date and Eligible Voters...  Holders of Common Stock of the Company, par value $4 per share (the "Company Common Stock") at the close of busi-
                                    ness on  March 17,  1994, are  entitled to  vote at  the
                                    Annual Meeting of Shareholders.

Purpose of the Meeting............  The  purposes  of the  meeting are:  (i) to  elect three directors of Class C to hold office until 1997 or  until
                                    their  successors have been  elected and qualified, (ii)
                                    to consider the  approval of the  Agreement and Plan  of
                                    Share  Exchange,  attached  as  Exhibit  A  hereto  (the
                                    "Plan") upon the effectiveness of which each outstanding
                                    share of Company Common Stock will be exchanged for  one
                                    share of common stock of WPS Resources Corporation ("WPS
                                    Resources"),  par  value  $1 per  share  ("WPS Resources
                                    Common Stock") and the Company will be restructured into
                                    a holding company system (the "Corporate Restructuring")
                                    and (iii) to consider and  act upon such other  business
                                    as may properly come before the meeting.
Wisconsin Public Service
Corporation.......................  The   Company  is  a  public   utility  engaged  in  the
                                    production,  transmission,  distribution  and  sale   of
                                    electricity   and   in   the   purchase,   distribution,
                                    transportation and sale of gas in northeastern Wisconsin
                                    and  an  adjacent  part   of  Upper  Michigan.  It   was
                                    incorporated under the laws of the State of Wisconsin in
                                    1883.   See  "PROPOSED  SHARE   EXCHANGE  AND  CORPORATE
                                    RESTRUCTURING -- Business of the Company." The Company's
                                    executive offices are located at 700 North Adams Street,
                                    P.O. Box 19001,  Green Bay,  Wisconsin 54307  (telephone
                                    (414) 433-1445).

WPS Resources Corporation.........  WPS  Resources,  at  present  an  inactive, wholly-owned subsidiary of the Company, was organized under the  laws
                                    of  the  State of  Wisconsin  in December  1993  for the
                                    purpose of becoming  the new parent  holding company  in
                                    the Corporate Restructuring if the Plan is approved. Its
                                    executive offices are located at the Company's executive
                                    offices  referred to above. See "PROPOSED SHARE EXCHANGE
                                    AND CORPORATE RESTRUCTURING - General."

Proposed Share Exchange and
Corporate Restructuring...........  The Board of Directors of the Company (the "Board")  has
                                    approved  a proposed  Corporate Restructuring.  Upon the
                                    effectiveness  of  the   Corporate  Restructuring,   WPS
                                    Resources  will become the parent holding company of the
                                    Company, and the outstanding  Company Common Stock  will
                                    be  exchanged  for  an  equal number  of  shares  of WPS
                                    Resources Common Stock (the  "Share Exchange"). IT  WILL
                                    NOT  BE NECESSARY FOR HOLDERS OF COMPANY COMMON STOCK TO
                                    TURN IN THEIR CERTIFICATES FOR STOCK CERTIFICATES OF WPS
                                    RESOURCES. SUCH  CERTIFICATES FOR  COMPANY COMMON  STOCK
                                    WILL AUTOMATICALLY REPRESENT WPS
                                    RESOURCES COMMON STOCK.

                                    The various series of preferred stock of the Company and
                                    the  first mortgage  bonds and other  obligations of the
                                    Company will remain  securities and  obligations of  the
                                    Company after the Corporate Restructuring. See "PROPOSED
                                    SHARE EXCHANGE AND CORPORATE RESTRUCTURING -- General."
Reasons for Corporate
Restructuring.....................  The   principal  reasons  for   the  proposed  Corporate
                                    Restructuring are  (1) to  provide flexibility  for  the
                                    Company  to deal  with increased  competition within the
                                    industry, (2) to create a structure which can facilitate
                                    selective  diversification   into  certain   non-utility
                                    businesses  which are related to the utility business of
                                    the Company or energy  conservation or energy  resources
                                    or  which otherwise benefit the service territory of the
                                    Company and (3)  to provide  additional flexibility  for
                                    financing.  See "PROPOSED  SHARE EXCHANGE  AND CORPORATE
                                    RESTRUCTURING  -   Reasons  for   Share  Exchange   and
                                    Corporate Restructuring."

Vote Required.....................  Directors  are elected by a  plurality of the votes cast of the holders of Company  Common Stock at a meeting  at
                                    which  a  quorum is  present. Shares  not voted  have no
                                    impact on the election of directors except to the extent
                                    failure to  vote for  an individual  results in  another
                                    individual   receiving   a  larger   number   of  votes.
                                    Cumulative voting is not  provided for in the  Company's
                                    Restated  Articles of  Incorporation. See  "NOMINEES FOR
                                    ELECTION AS DIRECTORS."

                                    Approval of the  Plan and  Corporate Restructuring  will
                                    require  the affirmative vote of the holders of at least
                                    two-thirds of the outstanding  shares of Company  Common
                                    Stock.  Abstentions and  broker non-votes  will have the
                                    same effect as a vote against approval of the Plan.  See
                                    "PROPOSED  SHARE EXCHANGE AND CORPORATE RESTRUCTURING -
                                    Vote Required."

Special Considerations............  Certain  factors   which   should   be   considered   in
                                    determining  whether or not to  vote for approval of the
                                    Plan  are  discussed   under  "SPECIAL   CONSIDERATIONS"
                                    immediately  following  this  Prospectus/Proxy Statement
                                    Summary.

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
WPS Resources Common Stock
Dividends.........................  After the  effective time  of the  Plan (the  "Effective
                                    Time"),  quarterly  dividends  on  WPS  Resources Common
                                    Stock are expected to commence  at a rate equal to  that
                                    currently  being paid  on Company  Common Stock  and are
                                    expected to be paid on approximately the same date  each
                                    year  as  dividends on  Company  Common Stock  have been
                                    paid. Future  dividends on  WPS Resources  Common  Stock
                                    will  depend upon the  earnings and financial conditions
                                    of WPS  Resources and  its subsidiaries.  See  "PROPOSED
                                    SHARE  EXCHANGE AND CORPORATE RESTRUCTURING - Dividends
                                    on WPS Resources Common Stock."

Effective Time....................  If  the   requisite  shareholder   approval  and   other
                                    approvals   are  obtained,  it   is  expected  that  the
                                    restructuring will be effective  on or about October  1,
                                    1994.   See  "PROPOSED  SHARE   EXCHANGE  AND  CORPORATE
                                    RESTRUCTURING - Effective Time."

Federal Tax Consequences..........  No gain or  loss will be  recognized for federal  income tax  purposes by owners of Company Common Stock upon the
                                    exchange of such  stock for WPS  Resources Common  Stock
                                    pursuant  to the Plan. The basis  of, and in general the
                                    holding period for, WPS Resources Common Stock  received
                                    by  owners of Company Common  Stock pursuant to the Plan
                                    will be the  same as  the basis in,  and holding  period
                                    for, Company Common Stock exchanged. See "PROPOSED SHARE
                                    EXCHANGE  AND CORPORATE RESTRUCTURING - Certain Federal
                                    Income Tax Consequences."

Appraisal Rights..................  Under  the  Wisconsin  Business  Corporation  Law   (the
                                    "WBCL"), neither the holders of Company Common Stock nor
                                    the   holders  of  the  Company's  preferred  stock  are
                                    entitled to  appraisal  rights in  connection  with  the
                                    Share   Exchange   and   Corporate   Restructuring.  See
                                    "PROPOSED SHARE EXCHANGE AND CORPORATE RESTRUCTURING  -
                                    Appraisal Rights."

Regulation........................  The  Company, which will continue to operate an electric and gas utility business, will be subject to  regulation
                                    by  the  Public  Service  Commission  of  Wisconsin (the
                                    "PSCW") the  Michigan  Public  Service  Commission  (the
                                    "MPSC")  and to a  limited extent by  the Federal Energy
                                    Regulatory Commission ("FERC"). So long as WPS Resources
                                    is not a public utility,  it will not be subject,  under
                                    present  law, to regulation by the FERC, the MPSC or the
                                    PSCW, except in  certain limited circumstances  pursuant
                                    to  the  Wisconsin  Holding Company  Act.  WPS Resources
                                    believes that  it will  be  entitled to  exemption  from
                                    registration with the SEC as a holding company under the
                                    Public  Utility Holding  Company Act  of 1935.  Both the
                                    Company and WPS  Resources will  be reporting  companies
                                    under the Securities Exchange Act of 1934. See "PROPOSED
                                    SHARE    EXCHANGE   AND   CORPORATE   RESTRUCTURING   -
                                    Regulation."

Comparison of WPS Resources Common
Stock and Company Common Stock....  Upon the effectiveness  of the  proposed Share  Exchange and  Corporate Restructuring, holders  of Company Common
                                    Stock will become holders of WPS Resources Common Stock.
                                    The rights of holders of WPS Resources Common Stock will
                                    differ from the rights of the holders of Company  Common
                                    Stock   primarily  in  that  the  Restated  Articles  of
                                    Incorporation of WPS Resources  may be amended with  the
                                    affirmative  vote  of a  majority of  the votes  cast by
                                    holders of shares  of WPS  Resources Common  Stock at  a
                                    meeting  at which a quorum  exists, whereas an amendment
                                    to the Restated Articles of Incorporation of the Company
                                    generally requires the affirmative  vote of the  holders
                                    of  at  least two-thirds  of  the outstanding  shares of
                                    Company Common Stock and may require the approval of the
                                    holders of two-thirds of  the outstanding shares of  the
                                    Company's  preferred stock.  Provisions of  the Restated
                                    Articles of Incorporation  of WPS Resources  and of  the
                                    Restated Articles of Incorporation of the Company relat-
                                    ing  to the  classification of  the boards  of directors
                                    require the affirmative vote of shareholders  possessing
                                    at  least three-fourths  of the  voting power  of shares
                                    generally possessing voting  rights in  the election  of
                                    directors.  In addition, WPS  Resources, after the Share
                                    Exchange, will  have  authority to  issue  approximately
                                    76,103,000  additional shares  of Common  Stock, whereas
                                    the   Company   presently   has   authority   to   issue
                                    approximately  9,103,000  additional  shares  of Company
                                    Common Stock. The Restated Articles of Incorporation  of
                                    WPS  Resources  do  not authorize  the  issuance  of any
                                    preferred stock of  WPS Resources.  See "PROPOSED  SHARE
                                    EXCHANGE   AND   CORPORATE  RESTRUCTURING   -   Restated
                                    Articles  of  Incorporation  and  By-Laws  of  WPS   Re-
                                    sources."

Stock Exchange Listing............  Company Common Stock is currently traded on the New York and  Chicago Stock Exchanges under the stock symbol WPS.
                                    It is anticipated that  WPS Resources Common Stock  will
                                    be  traded on the  New York and  Chicago Stock Exchanges
                                    under the  stock symbol  WPS.  See "PROPOSED  SHARE  EX-
                                    CHANGE  AND  CORPORATE  RESTRUCTURING  -   New  York and
                                    Chicago Stock Exchange Listings."

                         SELECTED FINANCIAL INFORMATION

    The following tables set forth financial information with respect to the Company. Such financial information is derived from the financial statements contained in certain documents incorporated herein by reference.

                                                                 YEAR ENDED DECEMBER 31
                                        -------------------------------------------------------------------------
                                            1993           1992           1991           1990           1989
                                        -------------  -------------  -------------  -------------  -------------
                                                          (THOUSANDS, EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA:
Operating Revenues....................  $     680,632  $     634,802  $     623,499  $     588,973  $     585,812
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Operating Income......................  $      83,744  $      79,145  $      75,028  $      70,773  $      70,286
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Net Income............................  $      62,200  $      58,002  $      54,172  $      49,023  $      49,130
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Earnings on Common Stock..............  $      58,889  $      54,765  $      50,935  $      45,730  $      45,694
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Earnings Per Average Share of Common
 Stock................................  $        2.47  $        2.35  $        2.23  $        2.00  $        1.98
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Dividends Per Share on Common Stock...  $        1.76  $        1.72  $        1.68  $        1.64  $        1.60
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------

                                                                    AS OF DECEMBER 31
                                        -------------------------------------------------------------------------
                                            1993           1992           1991           1990           1989
                                        -------------  -------------  -------------  -------------  -------------
                                                          (THOUSANDS, EXCEPT PER SHARE AMOUNTS)
BALANCE SHEET DATA:
Total Assets..........................  $   1,198,841  $   1,145,550  $   1,073,537  $   1,009,239  $   1,023,169
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Long-Term Debt........................  $     314,225  $     321,498  $     332,907  $     273,349  $     255,275
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Preferred Stock With no mandatory
 redemption...........................  $      51,200  $      51,200  $      51,200  $      51,200  $      51,200
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
 With mandatory redemption............  $    --        $    --        $    --        $    --        $         642
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Common Stock Equity...................  $     434,503  $     413,226  $     369,298  $     372,132  $     373,125
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Total Capitalization..................  $     799,928  $     785,924  $     753,405  $     696,681  $     680,242
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------
Book Value per Share of Common
 Stock................................  $       18.18  $       17.33  $       16.14  $       16.26  $       16.30
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------

                             SPECIAL CONSIDERATIONS

    Holders of Company Common Stock should consider the following factors in determining whether or not to vote for approval of the Plan and Corporate Restructuring.


    1. DIVERSIFICATION. The proposed Corporate Restructuring will facilitate selective diversification into certain nonutility businesses which will not be subject to regulation by state and federal agencies regulating public utilities and which may involve competitive and other factors not previously experienced by the Company. Diversification involves risks and there can be no assurance that any new businesses will be successful or, if unsuccessful, that they will not have a direct or indirect adverse effect on WPS Resources. Losses incurred by any such businesses will not be recoverable in utility rates. Wisconsin law, however, does limit the amount of assets of all nonutility affiliates in a holding company system and effectively limits the nonutility businesses which can be pursued by the proposed holding company system to those which are related to the utility business of the Company or energy conservation or energy resources or which otherwise benefit the service territory of the Company. See "PROPOSED SHARE EXCHANGE AND CORPORATE RESTRUCTURING - Reasons for Share Exchange and Corporate Restructuring; - Regulation - Wisconsin Holding Company Act."


    2. RECOURSE TO COMPANY ASSETS. In the event of liquidation or bankruptcy of the Company or WPS Resources following the Share Exchange and Corporate Restructuring, the rights of shareholders of WPS Resources to the assets of the Company will be subordinate to the rights of creditors and holders of preferred stock of the Company, as would presently be the case, and also to the rights of any creditors of WPS Resources to the extent that the obligations to such creditors were not satisfied out of the assets of WPS Resources or its nonutility subsidiaries.


    3. ADDITIONAL AUTHORIZED SHARES OF WPS RESOURCES COMMON STOCK. Following the Share Exchange, WPS Resources will have approximately 76,103,000 authorized and unissued shares of Common Stock (68,000,000 shares more than the presently authorized but unissued Company Common Stock). The authorized but unissued WPS Resources Common Stock may be issued from time to time upon such terms and for such consideration as may be determined by the Board of Directors of WPS Resources and without further action by the Public Service Commission of Wisconsin or (except as otherwise required by stock exchange rules) by the shareholders of WPS Resources. Such shares may be issued for financing acquisitions, possible future employee benefit plans, stock splits, stock dividends and other purposes which could include action which may have the effect of discouraging takeover proposals for WPS Resources. See "PROPOSED SHARE EXCHANGE AND CORPORATE RESTRUCTURING - Restated Articles of Incorporation and By-Laws of WPS Resources."


    4. AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION OF WPS RESOURCES. The shareholder vote requirement for amendment of the Restated Articles of Incorporation of WPS Resources will, except with respect to Article 5 thereof (see "PROPOSED SHARE EXCHANGE AND CORPORATE RESTRUCTURING - Description of WPS Resources Common Stock - Voting Rights"), be the requirement generally provided under the current Wisconsin Business Corporation Law - I.E., the affirmative vote of a majority of the votes cast by holders of WPS Resources Common Stock at a meeting at which a quorum exists. Amendments to the Company's Restated Articles of Incorporation generally require the affirmative vote of two-thirds of the Company's Common Stock and in certain instances, of the Company's preferred stock. The lower voting requirement applicable to WPS
Resources will facilitate the adoption of amendments to its Articles of Incorporation, including amendments which some of its shareholders may oppose, such as provisions which may have the effect of discouraging takeover proposals for WPS Resources. See "PROPOSED SHARE EXCHANGE AND CORPORATE RESTRUCTURING - Restated Articles of Incorporation and By-Laws of WPS Resources." The Wisconsin Business Corporation Law, however, itself contains various provisions which may have the effect of discouraging hostile takeover attempts, and no amendments to the Restated

Articles of Incorporation are presently  contemplated by the Company's Board  or
management.   See  "PROPOSED  SHARE  EXCHANGE  AND  CORPORATE  RESTRUCTURING  -
Description of WPS Resources Common Stock - Certain Statutory and Other Provisions."

    5. POSSIBLE ANTI-TAKEOVER EFFECTS OF CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS OF WPS RESOURCES. The Articles of Incorporation and By-Laws of WPS Resources contain provisions which could have the effect, among others, of discouraging takeover proposals or impeding a business combination with a major shareholder - I.E., provisions providing for a classified board of directors, limiting the rights of shareholders to remove directors and permitting the issuance of additional shares of common stock without further shareholder approval except as required by stock exchange rules. The Articles of Incorporation and By-Laws of the Company contain identical provisions except that as noted in paragraph 3 above, WPS Resources has a greater number of authorized shares than does the Company. See "PROPOSED SHARE EXCHANGE AND CORPORATE RESTRUCTURING - Restated Articles of Incorporation and By-Laws of WPS Resources."

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Company's Board for the Annual Meeting of Shareholders to be held on Thursday, May 5, 1994 at 10:30 A.M., Green Bay Time, at the Midway Motor Hotel, 780 Packer Drive, Green Bay, Wisconsin and at any adjournment thereof ("Meeting") for the purposes set forth in the Notice of Annual Meeting of Shareholders and in this Prospectus/Proxy Statement.

    Only shareholders of record as of the close of business on March 17, 1994 ("Record Date") are entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Company's outstanding voting securities consisted of 23,896,962 shares of Common Stock. The record holder of each outstanding share of Common Stock as of the Record Date is entitled to one vote per share for each proposal submitted for consideration at the Meeting. The Notice of Annual Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about March 25, 1994.

    A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the proxy, the shares represented thereby will be voted FOR the indicated nominees for directors, FOR approval of the Agreement and Plan of Share Exchange and on such other business or matters which may properly come before the Meeting in accordance with the best judgment of the persons named in the proxy. Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Meeting and to vote in person. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Each proxy granted may be revoked by the person giving it at any time before the exercise thereof by giving written notice to such effect to the Secretary of the Company, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    No person is known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities. Set forth below is a tabulation indicating, as of January 1, 1994, the shares of the Company's equity securities beneficially owned by the five named executives in the

Summary Compensation Table, each nominee and director and all directors and officers of the Company as a group. No officer or director owns more than 1% of any class of the Company's equity securities.

                                                                          AMOUNT AND NATURE
                                                                                 OF
        TITLE OF CLASS                  NAME OF BENEFICIAL OWNER         OWNERSHIP (1)(2)(3)
- -------------------------------  --------------------------------------  -------------------
Common Stock, $4.00 Par Value    Daniel A. Bollom                             4,266(4)
 per share                       J. Gus Swoboda                               3,381
                                 Richard A. Krueger                           2,780(5)
                                 Patrick D. Schrickel                         1,538
                                 Clark R. Steinhardt                          3,044(6)
                                 A. Dean Arganbright                          1,700
                                 Sister M. Lois Bush                            200(7)
                                 James L. Kemerling                             400
                                 Richard A. Bemis                             1,000
                                 Robert C. Gallagher                            257
                                 Michael S. Ariens                              655(8)
                                 Kathryn M. Hasselblad-Pascale                2,262(9)
                                 Linus M. Stoll                               7,738(10)
                                 All directors and officers as a group       47,411(11)(12)
                                  (23)

- ------------------------
 (1) None of the persons listed beneficially owns shares of any other class of the Company's equity securities, except Mr. Arganbright's wife owned 10 shares of the Company's Preferred Stock 5% series ($100 par value).
 (2) In each case the indicated owner has sole voting power and sole investment power with respect to the shares shown in this column except as noted.
 (3) Includes shares of common stock held in the Company's Employee Stock Ownership Plan and Trust (ESOP).
 (4) Includes 24 shares held in joint tenancy and 385 shares in survivorship marital property.
 (5)  Includes 92 shares held in joint tenancy.
 (6)  Includes 133 shares held as custodian.
 (7) Owned by Sisters of the Sorrowful Mother of which Sister M. Lois Bush is a member.
 (8)  Includes 170 shares held by M&M Ariens, Inc.
 (9)  Includes 342 shares owned by spouse.
(10)  Includes 2,439 shares owned by spouse.
(11) Includes 2,781 shares owned by spouses; 254 shares held in joint tenancy, 173 shares held as custodian and 385 shares in survivorship marital property.
(12) Other company shares held include 12 shares of Preferred Stock, 5% series ($100 par value) and 10 shares of Preferred Stock, 5.04% series ($100 par value).

                       NOMINEES FOR ELECTION AS DIRECTORS

    Pursuant to the Restated Articles and the By-Laws of the Company the Board of Directors consists of nine directors and is divided into three classes of three directors each, with one class being elected each year for a term of three years. Accordingly, it is proposed that the three nominees listed below be elected to serve as Class C directors for three-year terms to expire at the 1997 Annual Meeting of Shareholders and upon the election and qualification of their successors. Kathryn M. Hasselblad-Pascale and Messrs. Ariens and Stoll are presently Class C directors whose terms expire at this year's Annual Meeting, and who have been nominated for re-election.

    Directors are elected by a plurality of the votes cast by the holders of the Company's Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. Under Wisconsin law, cumulative voting for directors is permitted but is not presently provided for in the Company's Restated Articles of Incorporation.

    Certain information about the three nominees for such directorships is set forth below. It is intended that the proxies solicited on behalf of the Board will be voted for the following nominees, each of whom beneficially owned, unless otherwise noted, the indicated number of shares of Common Stock on January 1, 1994. The Board has no reason to believe that any of these nominees will be unable or unwilling to serve as directors if elected, but if any nominee should be unable or unwilling to serve, the shares represented by proxies solicited by the Board will be voted for the election of such other person as the Board may recommend in place of such nominee.

                  NOMINEES - CLASS C  - TERM EXPIRING IN 1997

                                                                                                                 DIRECTOR
                NAME                       AGE                         PRINCIPAL OCCUPATION                        SINCE
- -------------------------------------      ---      ----------------------------------------------------------  -----------
Michael S. Ariens (1)(2)(3)                62       Chairman, Ariens Company, Brillion, WI (manufacturer of           1974
                                                     outdoor power equipment)
Kathryn M. Hasselblad-Pascale (1)(3)       46       Partner and General Manager, Hasselblad Machine Company,          1987
                                                     Green Bay, WI (manufacturer of automatic screw machine
                                                     products)
Linus M. Stoll (1)(2)(3)                   68       Retired Chairman and Chief Executive Officer of the               1987
                                                     Company, Green Bay, WI

- ------------------------
(1)   Member of Audit Committee.
(2)   Member of Strategic Action Planning Committee.
(3)   Member of Nominating Committee.

    Each of the nominees has served in the same or another position with the employer indicated for at least five years.

    The following table sets forth certain information about Class A and Class B directors who are not standing for election in 1994.

                                                                                                                 DIRECTOR
                NAME                       AGE                         PRINCIPAL OCCUPATION                        SINCE
- -------------------------------------      ---      ----------------------------------------------------------  -----------
                                             CLASS A -- TERM EXPIRING IN 1995
Richard A. Bemis (1)(3)                    52       President, Bemis Manufacturing Company, Sheboygan, WI             1983
                                                     (manufacturer of toilet seats, contract plastics and wood
                                                     products)
Daniel A. Bollom                           57       President and Chief Executive Officer of the Company              1989
Robert C. Gallagher (1)(4)                 55       Chairman and President, Associated Bank,                          1992
                                                     Green Bay, WI, Executive Vice President, Associated
                                                     Banc-Corp

                                             CLASS B -- TERM EXPIRING IN 1996
A. Dean Arganbright (1)(2)(4)              63       Retired Chairman, President and Chief Executive Officer,          1972
                                                     Wisconsin National Life Insurance Company, Oshkosh, WI
Sister M. Lois Bush, SSM (1)(2)            49       President and Chief Executive Officer of SSM - Ministry           1993
                                                     Corporation (operator of hospitals and health related
                                                     facilities in Wisconsin, Iowa and Minnesota)
James L. Kemerling (1)(4)                  54       President and Chief Executive Officer, Shade/ Allied Inc.,        1988
                                                     Green Bay, WI (manufacturer of business forms)

- ------------------------
(1)   Member of Audit Committee.
(2)   Member of Strategic Action Planning Committee.
(3)   Member of Nominating Committee.
(4)   Member of Compensation Committee.

                            ------------------------

    Each of the Class A and Class B directors has served in the same or another position with the employer indicated for at least five years.

    Other directorships held by the directors include the following:

       Richard A. Bemis -- W. H. Brady Company, Milwaukee, WI
       Daniel A. Bollom -- Prime Federal Bank, DePere, WI
       Robert C. Gallagher -- Associated Banc-Corp, Green Bay, WI
       Michael S. Ariens -- David White, Inc., Germantown, WI
                       -- Milwaukee Insurance Group, Inc., Milwaukee, WI

    During 1993, the Board met 11 times. All directors attended more than 75% of the total number of meetings, including meetings of committees of which they are members.

    Nonemployee director remuneration consists of a monthly fee of $975, $700 for each Board meeting attended and $200 for each telephonic meeting. Employee directors receive no compensation for their services as directors.

    The Audit Committee, which includes all nonemployee directors, met two times during 1993. Its duties and responsibilities include, but are not necessarily limited to, the following:

        (1) To recommend annually a firm of independent public accountants.

        (2) To approve the services to be performed by the independent public accountants.

        (3) To review the reports and comments of the audit services department and independent public accountants and to recommend such action as is appropriate to the Board.

    Each member of the Audit Committee receives $600 for each meeting attended.

    The Compensation Committee, which is composed of three nonemployee directors, met two times during 1993. Its function is to recommend to the Board the compensation to be paid to officers and selected managerial personnel. Each member receives $600 for each meeting attended.

    The Nominating Committee, which consists of four nonemployee directors, recommends to the Board candidates to be nominated for election as directors at the annual meeting and to fill any vacancies on the Board. The Nominating Committee met one time in 1993. Each member receives $600 for each meeting attended. The Nominating Committee will consider suggestions from all sources, including shareholders, regarding possible candidates for director. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company no later than November 1, in order to be considered for the annual meeting in the following year.

    The Strategic Action Planning Committee, which consists of four nonemployee directors, reviews and provides input into the Company's Strategic Plans. The Strategic Action Planning Committee met one time in 1993. Each member receives $600 for each meeting attended.

                            ------------------------

    Based solely on a review of statements of beneficial ownership and of changes therein furnished to the Company during and with respect to the 1993 calendar year and written representations made to the Company, the management of the Company has concluded that no person who at any time during 1993 was a director or officer of the Company failed to file with the Securities and Exchange Commission on a timely basis reports of beneficial ownership of the Company's securities required by Section 16(a) of the Securities and Exchange Act of 1934, as amended, except that during 1993 three officers of the Company, Patrick D. Schrickel, Robert H. Knuth and Bernard J. Treml each inadvertently failed to file one such report on a timely basis. Reports were subsequently filed by Mr. Schrickel relating to a sale by him of 212 shares of Company common stock, by Mr. Knuth with respect to the redemption by the Company of 10 shares of Company preferred stock owned by him and by Mr. Treml who became custodian for his daughter of 40 shares of Company common stock through the settlement of an estate.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following tabulation shows the compensation of each of the Company's five most highly compensated executive officers whose compensation exceeded $100,000.

                                                                           LONG TERM COMPENSATION

                                   ANNUAL COMPENSATION (1)                  AWARDS                PAYOUTS
                                                        (E)                          (G)
       (A)                                             OTHER          (F)        SECURITIES                       (I)
    NAME AND                                          ANNUAL      RESTRICTED     UNDERLYING         (H)        ALL OTHER
    PRINCIPAL         (B)        (C)        (D)     COMPENSATION     STOCK        OPTIONS/         LTIP       COMPENSATION
    POSITION         YEAR     SALARY ($) BONUS ($)    ($)(2)     AWARD(S) ($)     SARS (#)      PAYOUTS ($)     ($)(3)
- -----------------  ---------  ---------  ---------  -----------  -------------  -------------  -------------  -----------
D. A. Bollom         1993     253,553.90      0.00    26,106.24         0.00            0.00           0.00     26,503.47
 President & CEO     1992     235,160.04      0.00    24,079.21         0.00            0.00           0.00     14,306.90
                     1991     213,661.70      0.00    28,385.61         0.00            0.00           0.00      6,229.76
J. G. Swoboda        1993     144,059.14      0.00    18,515.29         0.00            0.00           0.00     11,581.38
 Senior Vice         1992     136,809.99      0.00    17,208.12         0.00            0.00           0.00      6,902.50
 President           1991     126,020.03      0.00    16,232.19         0.00            0.00           0.00      3,205.60
R. A. Krueger        1993     144,054.98      0.00    15,290.27         0.00            0.00           0.00     12,118.62
 Senior Vice         1992     136,809.99      0.00    18,000.54         0.00            0.00           0.00      6,961.35
 President           1991     126,020.03      0.00    14,378.20         0.00            0.00           0.00      3,064.07
P. D. Schrickel      1993     141,215.90      0.00    12,069.61         0.00            0.00           0.00     11,461.95
 Senior Vice         1992     133,909.98      0.00    12,426.17         0.00            0.00           0.00      6,947.49
 President           1991     123,270.02      0.00    11,685.58         0.00            0.00           0.00      3,140.08
C. R. Steinhardt     1993     138,531.27      0.00    12,901.20         0.00            0.00           0.00     15,760.87
 Senior Vice         1992     131,209.98      0.00    13,423.46         0.00            0.00           0.00      9,022.86
 President           1991     114,720.02 17,300.00     9,049.18         0.00            0.00           0.00      4,044.81

- ------------------------------
(1) Compensation deferred at election of executive includable under Salary for year earned.
(2) These amounts reflect perquisites deferred compensation not deferred at the election of the officer and the following: spouse expense, flex refunds, taxable meals, moving expense, imputed lodge income, insurance reimbursement, vacation pay and holiday pay. No perquisites exceed 25% of the total perquisites except for Vacation/Holiday payments as shown below and Moving Expenses for Steinhardt of $3,513.65 in 1992. Deferred
    Compensation for Bollom, Swoboda, Krueger, Schrickel and Steinhardt was $17,747.83, $10,083.83, $10,083.83, $9,884.81 and $9,697.23, respectively
    for  1993;  $16,461.24,  $9,576.69,  $9,576.69,  $9,373.68  and   $9,184.68,
    respectively  for 1992  and $14,956.35, $8,821.43,  $8,821.43, $8,628.92 and
    $8,030.42, for 1991. Vacation/Holiday payments for Bollom, Swoboda, Krueger and Schrickel are $5,177.30, $7,551.98, $4,356.91 and $1,141.26,
    respectively  for  1993;  $6,685.00,  $7,084.96,  $3,269.97  and  $2,135.38,
    respectively  for 1992  and $10,651.37, $6,239.06,  $4,679.30 and $2,035.07,
    for 1991.
(3) These amounts reflect Company contributions under Employee Stock Ownership Plan and Trust for Bollom, Swoboda, Krueger, Schrickel and Steinhardt of $1,819.31 for each for 1993, $1,461.13 for each for 1992 and $777.89 for each for 1991. Above Market Deferred Compensation Interest for Bollom, Swoboda, Krueger, Schrickel and Steinhardt was $23,553.16, $9,372.07, $9,808.31, $9,317.64 and $13,514.56, respectively for 1993; $10,964.77,
    $4,581.37, $4,549.22,  $4,638.36 and  $6,611.73, respectively  for 1992  and
    $4,509.87,   $2,151.71,  $1,829.18,  $2,033.19   and  $2,841.92,  for  1991.
    Supplemental Retirement Benefits for Bollom, Swoboda, Krueger, Schrickel and Steinhardt were $468, $172, $166, $187 and $214, respectively for 1993; $1,327, $733, $729, $732 and $704, respectively for 1992 and $411, $167,
    $205, $196 and $175, for 1991. Retirement Plan Supplement for Bollom, Swoboda, Krueger, Schrickel and Steinhardt was $663, $218, $325, $138, and $213, respectively for 1993; $554, $127, $222, $116 and $246, respectively for 1992 and $531, $109, $252, $133 and $250 for 1991.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN (1)
                  WISCONSIN PUBLIC SERVICE CORPORATION (WPSC),
     S&P 500 INDEX AND EDISON ELECTRIC INSTITUTE 100 INDEX (EEI INDEX (2))

[GRAPHIC]

Assumes $100 invested on December 30, 1988 in WPSC Common Stock, S&P 500 Index & EEI Index

(1) Total return assumes reinvestment of dividends.

(2) The Companies included in the EEI Index are the following:

Allegheny Power System, Inc
American Electric Power, Inc
Atlantic Energy, Inc
Baltimore Gas & Elec Co
Bangor Hydro-Elec Co
Black Hills Corp
Boston Edison Co
Carolina Power & Light Co
Centerior Energy Corp
Central & South West Corp
Central Hudson Gas & Elec
Central Louisiana Electric Co, Inc
Central Maine Power Co
Central Vermont Pub Serv Corp
Cilcorp Inc
Cincinnati Gas & Elec Co
Cipsco Inc
CMS Energy Corp
Commonwealth Edison Co
Commonwealth Energy System
Consolidated Edison Co of NY
Delmarva Power & Light Co
Detroit Edison Co
Dominion Resources, Inc
DPL Inc
DQE Inc
Duke Power Co
Eastern Utilities Assoc
El Paso Electric Co
Empire District Electric Co
Entergy Corp
Eselco Inc
Florida Progress Corp
FPL Group, Inc
General Public Utilities Corp
Green Mountain Power Corp
Gulf States Utilities Co
Hawaiian Electric Inds, Inc
Houston Industries, Inc
Idaho Power Co
IES Industries Inc
Illinois Power Co
Interstate Power Co
Iowa-Illinois Gas & Elec Co
Ipalco Enterprises Inc
Kansas City Power & Light Co
KU Energy Corp
LG&E Energy Corp
Long Island Lighting Co
Madison Gas & Electric Co
Maine Public Service Co
Midwest Resources Inc
Minnesota Power
Montana Power Co
Nevada Power Co
New England Electric System
New York State Elec & Gas Corp
Niagara Mohawk Power Corp
NIPSCO Industries, Inc
Northeast Utilities
Northern States Power Co
Northwestern Public Service Co
Ohio Edison Co
Oklahoma Gas & Electric Co
Orange & Rockland Utilities, Inc
Otter Tail Power Co

Pacific Gas & Electric Co
Pacificorp
Pennsylvania Power & Light Co
Philadelphia Electric Co
Pinnacle West Capital Corp
Portland General Corp
Potomac Electric Power Corp
PSI Resources, Inc
Public Service Co of Colorado
Public Service Co of New Mexico
Public Service Enterprise Group
Puget Sound Power & Light Co
Rochester Gas & Electric Corp
San Diego Gas & Electric Co
Scana Corp
SCECORP
Sierra Pacific Resources
Southern Company
Southern Indiana Gas & Electric Co
Southwestern Public Service Co
St Joseph Light & Power Co
Teco Energy Inc
Texas Utilities Co
TNP Enterprises Inc
Tucson Electric Power Co
Union Electric Co
United Illuminating Co
Unitil Corp
Upper Peninsula Energy Corp
Utilicorp United
Washington Water Power Co
Western Resources
Wisconsin Energy Corp
Wisconsin Public Service Corp
WPL Holdings Inc

    Southwestern Electric Power Company (SEP) was included in the EEI Index for 1992. SEP merged with Southwestern Public Service Company which continues to be part of the EEI Index.

                      BOARD COMPENSATION COMMITTEE REPORT

    The Board Compensation Committee in 1993 addressed, during one meeting, the compensation of the President and CEO and the executive officers. In 1993, management introduced a new pay plan applicable to all executive, supervisory/professional and administrative employees. The new pay plan is designed to support the Company's vision and mission statements and its commitment to a quality management philosophy. The key attributes of the new pay process are:

    - An employee development process which is based on continuous process improvement replaced an individual performance rating system.

    - Pay levels are market driven with the pay advancement based on each employee's relationship to the average market rate of the assigned pay grade. The average market rates are based on median base salaries reported to the Edison Electric Institute by utilities with revenue levels comparable to that of the Company.

    - The formula used to bring executives who are either above or below the market rate to their market target rate, has a maximum of a 10 year horizon. Thus those farther below the market target rate receive a larger salary increase than those closer to the target rate.

    The President and CEO is currently at 80% of his market rate. Based on the new plan formula, an annual salary of $269,220 was approved, as of October 1, 1993. A $269,220 annual salary is 82% of the median base salary of chief executive officers reported to the Edison Electric Institute, by utilities of revenue levels comparable to that of the Company. It should be noted that many of these reporting utilities are members of the EEI Index group listed in Note 2 to the Comparison of Five Year Cumulative Total Return Table set forth above. The composition of the two groups, however, is not identical.

                                          A. Dean Arganbright
                                          Robert C. Gallagher
                                          James L. Kemerling

                                 BENEFIT PLANS

    An unfunded deferred compensation plan of the Company provides a supplemental retirement benefit for each of the five named senior officers. Each of these individuals will receive, if employed by the Company at the time of retirement, as deferred compensation upon retirement, monthly payments equal to 20% of the highest average monthly compensation received during any 36 consecutive months prior to age 65. Such payments are to continue for ten years after retirement. If the individual dies during the ten year period, the surviving spouse would receive 50% of such payments for the remainder of the period. If the individual dies while in the Company's employ the surviving spouse would receive 50% of similarly calculated deferred compensation for a ten-year period. The payments terminate if neither the individual or spouse survives and are forfeited if the individual does anything which reflects adversely on the Company or refuses to perform advisory or consulting services when reasonably requested.

    The following table indicates various annual benefits payable during the ten-year period to each of the five named senior officers under his supplemental retirement benefit agreement:

  HIGHEST AVERAGE MONTHLY COMPENSATION
RECEIVED DURING ANY 36 CONSECUTIVE MONTHS
             PRIOR TO AGE 65                        ANNUAL BENEFITS PAYABLE
- -----------------------------------------  -----------------------------------------
               $    12,000                                $    28,800
                    13,000                                     31,200
                    14,000                                     33,600
                    15,000                                     36,000
                    16,000                                     38,400
                    17,000                                     40,800
                    18,000                                     43,200
                    19,000                                     45,600
                    20,000                                     48,000
                    21,000                                     50,400
                    22,000                                     52,800
                    23,000                                     55,200
                    24,000                                     57,600
                    25,000                                     60,000
                    26,000                                     62,400

    The Company's Administrative Employees' Retirement Plan ("Plan"), under which executive officers are included, is a noncontributory defined benefit plan under which contributions on behalf of a specified participant cannot be individually calculated. Since the Plan is in a fully funded position, no contributions were made to it in 1993. Straight life benefits at normal retirement age 65 (with a 50% benefit payable to a surviving spouse, actuarily reduced for any age differences) are determined by the average of the five highest consecutive years compensation in the last ten years times 55% times years of service up to 35 divided by 35, plus 1/2% of such average compensation times years of service exceeding 35, less an offset for a portion of Social Security benefits. Employees who were employed prior to 1982 would qualify for the higher of the current pension formula or a grandfathered formula which is 1 1/2% of the final average pay times years of service limited by 50% of final average pay less a Social Security offset. It should be noted that Social Security integration rules under Tax Reform Act of 1986 have not affected the pension formula since nondiscrimination tests have been met. The following table shows the annual retirement benefits payable at the normal retirement age of 65 for specified remunerations and years of service under the provisions of the Plan in effect December 31, 1993, and assuming retirement on that date:

                               PENSION PLAN TABLE
                         ANNUAL RETIREMENT BENEFITS AT
                       NORMAL RETIREMENT AGE OF 65 YEARS
                         FOR YEARS OF SERVICE INDICATED

AVERAGE ANNUAL
 REMUNERATION
  HIGHEST 5
    YEARS       15 YEARS   20 YEARS    25 YEARS     30 YEARS     35 YEARS
- --------------  ---------  ---------  -----------  -----------  -----------
 $    150,000   $  33,750  $  45,000  $    56,250  $    67,500  $    75,732
      160,000      36,000     48,000       60,000       72,000       81,232
      170,000      38,250     51,000       63,750       76,500       86,732
      180,000      40,500     54,000       67,500       81,000       92,232
      190,000      42,750     57,000       71,250       85,500       97,732
      200,000      45,000     60,000       75,000       90,000      103,232
      210,000      47,250     63,000       78,750       94,500      108,732
      220,000      49,500     66,000       82,500       99,000      114,232
      230,000      51,750     69,000       86,250      103,500      119,732
      240,000      54,000     72,000       90,000      108,000      125,232
      250,000      56,250     75,000       93,750      112,500      130,732
      260,000      58,500     78,000       97,500      117,000      136,232
      270,000      60,750     81,000      101,250      121,500      141,732

    Compensation for benefit calculation by the Plan differs from the amounts in the annual compensation columns of the Summary Compensation Table for all five executive officers named. Messrs. Bollom, Swoboda, Krueger, Schrickel and Steinhardt had 1993 pensionable compensation of $276,479, $158,790, $158,496, $151,101, and $148,228, respectively. (The maximum 1993 compensation that may be considered for purposes of the Plan is $235,840.) Messrs. Bollom, Swoboda, Krueger, Schrickel and Steinhardt have credited service under the Plan as of December 31, 1993 of 36, 35, 33, 28, and 26 years, respectively. Benefit amounts in the table have been reduced for Social Security offsets.

    The annual benefits payable from the Plan are subject to a maximum limitation (for 1993 $115,641) under Internal Revenue Code Section 415. In addition, the amount of compensation considered for purposes of the Plan is limited (for 1993, $235,840) under Internal Revenue Code Section 401(a)(17). The Company has unfunded retirement benefit supplement agreements with the five executives named in the Summary Compensation Table, which provide for additional monthly payments equal to any loss of benefit payments under the Plan caused by the maximum benefit or compensation limitations and/or the election of deferral of compensation under the unfunded deferred compensation plan referred to above. Amounts were accrued during 1993 for the unfunded future payment provided for by the retirement plan supplement agreements. These additional payments are to be made only while the employee or surviving spouse receives a monthly benefit from the Plan. Benefit amounts shown in the table include payments to the employee under the Plan and the additional payments for loss of Plan benefits as described in this paragraph.

              PROPOSED SHARE EXCHANGE AND CORPORATE RESTRUCTURING

GENERAL

    The Company and WPS Resources have entered into the Plan, subject to shareholder and regulatory approval. The Plan and Corporate Restructuring, when effective, will create a parent holding company and provide for the exchange of outstanding Company Common Stock for WPS Resources Common Stock on a share-for-share basis (the "Share Exchange"). The Plan is attached hereto as Exhibit A and is incorporated herein by reference.

    The Board and the management of the Company believe that creation of a parent holding company having the Company as its principal subsidiary would result in substantial benefits to the Company and its shareholders. See "Reasons for Share Exchange and Corporate Restructuring."

    To carry out the Corporate Restructuring, the Company in December 1993 organized a wholly-owned subsidiary, WPS Resources. WPS Resources has minimal capitalization and no significant assets and does not engage in any business. In order to accomplish the Corporate Restructuring, the holders of Company Common Stock must approve the Plan, which provides for the exchange of one share of WPS Resources Common Stock for each share of Company Common Stock. It is intended that the Share Exchange will not constitute a taxable event or otherwise affect the present shareholders of the Company for certain federal income tax purposes. See "Federal Income Tax Consequences."

    None of the other securities of the Company, including its preferred stock and first mortgage bonds, will be included in, or directly affected by, the Share Exchange. Following the Share Exchange, the Company's preferred stock will continue as its outstanding preferred stock and the Company's first mortgage bonds and any other debt obligations will continue to be direct obligations of the Company. See "Preferred Stock and Debt Securities."

    At present, the corporate structure is as follows:

[GRAPHIC] - Set forth on page 20 of the proxy statement is a graphic consisting of a box chart showing the present corporate structure with Packerland Energy Services, Inc., WPS Resources Corporation and WPS Communications, Inc., as subsidiaries of Wisconsin Public Service Corporation.


    Immediately following the Share Exchange, the Company will transfer to WPS Resources all of the outstanding shares of common stock of Packerland Energy Services, Inc. ("Packerland") and WPS Communications, Inc. ("Communications"), which will result in Packerland and Communications becoming direct subsidiaries of WPS Resources. Upon completion of the Corporate Restructuring, the corporate structure will be as follows:

[GRAPHIC] - Set forth on page 20 of the proxy statement is a graphic consisting of a box chart showing the proposed corporate structure with Packerland Energy Services, Inc., Wisconsin Public Service Corporation and WPS Communications, Inc., as subsidiaries of WPS Resources Corporation.

    The Company is proposing to utilize Packerland Energy Services, Inc., until recently an inactive subsidiary of the Company, as a vehicle to provide energy supply consulting and natural gas supply/ transportation procurement services for commercial and industrial customers within and outside the Company's traditional service area.

    WPS Communications, Inc. ("Communications") was organized in 1985 to be a partner in the NorLight fiber optics telecommunications partnership ("NorLight"). In 1991 the assets of NorLight were sold, and a portion of the purchase price was set aside to fund an escrow out of which the purchaser can be reimbursed for certain liabilities. In December 1994 the escrow will terminate and any funds then held in the escrow and not payable to the purchaser of the NorLight assets will be distributed to the NorLight partners. It is anticipated that Communications will be dissolved at that time.

REASONS FOR SHARE EXCHANGE AND CORPORATE RESTRUCTURING

    The principal reasons for the proposed Corporate Restructuring are (1) to provide flexibility for the Company to deal with increased competition within the industry, (2) to create a structure which can facilitate selective diversification into certain non-utility businesses which are related to the utility business of the Company or energy conservation or energy resources or which otherwise benefit the service territory of the Company and (3) to provide additional flexibility for financing.

    The regulatory and business climate in which the Company is operating has undergone substantial change in the past several years. Additional material changes can be anticipated. These industry changes have included or may include:
(i) increased competition experienced by the Company for service of large industrial customers, wholesale customers and municipalities, including the introduction of competition from non-utility developers for the construction, ownership and operation of electric generating plants under the federal Public Utility Regulatory Policy Act of 1978; (ii) the demand for construction and financing of electric/steam cogeneration projects for retail utility customers and the fact that the Public Service Commission of Wisconsin (the "PSCW") has established a bidding process for construction approvals of new generating facilities, which could dictate that utilities establish separate affiliates to develop exempt wholesale generating facilities ("EWG's") under the federal
Energy Policy Act of 1992 ("Energy Policy Act") for facilities constructed within the utility service area; (iii) the possible implementation by the PSCW of retail wheeling of electricity under the Energy Policy Act (I.E., the PSCW may under the Act enable end users of electricity to have access to and make use of transmission facilities owned by utilities to transport electricity from generating sources other than their local utility) which could encourage utilities to provide electric brokering or agency services outside of utility operations; (iv) the substantial development of electric and gas conservation or "demand side management" as alternatives to the use of electricity and, the potential for obtaining attractive investment returns from non-utility businesses servicing these developing markets; (v) deregulation of the supply of natural gas which has allowed large industrial customers to seek alternate natural gas suppliers and the need for gas pipeline construction and financing for gas utility retail customers, if the Federal Energy Regulatory Commission ("FERC") continues to permit retail gas utility by-pass pipeline extensions; and
(vi) the potential for other gas service and supply businesses.

    The Board believes that the Company must protect its competitive position and enhance its ability to pursue investment opportunities associated with the gas and electric utility industries by establishing a corporate structure able to adapt to the changing competitive environment. The Board believes that industry changes may require development of non-utility, unregulated businesses which are related to the utility business of the Company or energy conservation or energy resources or which otherwise benefit the service territory of the Company. The Company is presently developing plans to provide energy supply consulting and gas brokerage services through its subsidiary Packerland and may in the future undertake similar activities with respect to electric energy. The Company is currently in the process of pursuing the licensing for a 120 megawatt electric and steam cogenerating plant to be built on the premises of Rhinelander Paper Company in Rhinelander, Wisconsin. In conjunction with that proposed project, the Company expects to propose establishment of one or more special purpose corporate subsidiaries of the utility to hold title to and finance the steam and electric components of the project. The affiliate owning the steam facilities will be a non-utility, unregulated business, while the utility or non-utility status of the affiliate owning the electric facilities is uncertain. Although the Company currently has no specific plans to establish other non-utility, unregulated business, such business when developed would also primarily be carried out by corporate affiliates separate from the Company.

    Under Wisconsin law and PSCW regulations, the Company as a utility may transfer funds to an affiliate only so long as the transfer leaves the utility's equity within an acceptable range, currently set by the PSCW to between 47% and 52%. The Company's equity currently constitutes approximately 54% of its total capitalization as measured in a rate proceeding. All transfers by the utility to the affiliate are deemed to be transfers of equity. A utility is not permitted by the PSCW to issue securities to raise capital for any non-utility purposes. If new non-utility business opportunities develop which require anything more than nominal equity investments, the Company with its current corporate structure would not have access to the security markets to raise additional capital which may be necessary to pursue non-utility investments.

    As noted above, except for the proposed energy consulting and gas brokerage business of Packerland, possible future electric energy consulting and brokerage activities and the Rhinelander electric and steam cogeneration plant proposal presently under consideration, the Company has no current specific plans to establish new non-utility affiliates. Any investments in non-utility businesses would be subject to prior approval of the WPS Resources Board, would be pursued only if perceived rewards were projected to exceed perceived risks and would be subject to restrictions on size and economic impact by Wisconsin law. See "Regulation -- Wisconsin Holding Company Act." The Board believes, however, that changes in the industry and investment opportunities requiring the proposed Corporate Restructuring will occur without sufficient advance notice to permit a reorganization initiated at that time and a timely response to the opportunity.

    The Board is of the view that a holding company structure will better facilitate the deployment of any portion of the Company's earnings which are not required for reinvestment in the utility business, as well as the deployment of capital which might be raised by a non-utility holding company for non-utility purposes.

    In the Board's view, Corporate Restructuring will increase opportunities to diversify into businesses which are related to the utility business of the Company or energy conservation or energy resources or which otherwise benefit the service territory of the company that will develop with the changing utility industry but which will not be regulated as public utilities. Financing alternatives may also be enhanced as a result of engaging in a greater number of businesses. Diversification that succeeds in promoting employment and commerce in the areas served by the Company may benefit the Company and its customers, as well as the shareholders, in other ways. Diversification does, however, involve risks, and there can be no assurance that any new businesses will be successful or, if unsuccessful, that they will not have a direct or indirect adverse effect on the holding company system as a whole despite the separations afforded by the holding company structure. See "SPECIAL CONSIDERATIONS -- Diversification" above.

    The holding company structure is designed generally to insulate the customers of the Company and the public holders of the Company's securities from the risks of the non-utility businesses by segregating the non-utility businesses into separate corporations that will be direct or indirect subsidiaries of the holding company and not of the Company. Because non-utility businesses of the holding company will be conducted through separate subsidiaries, any liabilities incurred by those subsidiaries will generally not constitute liabilities of the utility subsidiaries. The corporate separation also insures that all costs of a particular non-utility subsidiary will be charged to that subsidiary and not allocated to any utility subsidiary. This type of cost allocation is in keeping with requirements of the Wisconsin Holding Company Act as described under "Regulation -- Wisconsin Holding Company Act." Thus, the corporate structure and the regulatory requirements provide for the insulation of customers of the Company from risks of the non-utility businesses. Likewise, the preferred shareholders and debt security holders of the Company after the
Corporate Restructuring  will  generally be  insulated  from the  risks  of  the non-utility  businesses.  Any  benefits  or  detriments  which  result  from the
Corporate Restructuring and consequent segregation of the utility and non-utility businesses will flow to the security holders of WPS Resources and not to the public security holders of the Company (I.E., the owners of the Company's preferred stock and debt securities). See "SPECIAL CONSIDERATIONS -- Recourse to Company Assets" above. After the Corporate Restructuring, the separate financial statements prepared for the Company will not reflect the non-utility businesses which may be owned by non-utility subsidiaries of WPS Resources. The consolidated financial statements of WPS Resources will not reflect the financial condition of any group of subsidiaries taken separately but will reflect the overall operations of all subsidiaries, including the Company.

    The holding company structure is intended to afford additional flexibility for maintaining the capital ratios of the Company at levels determined to be appropriate by regulatory authorities. This ability to adjust the components of the capital structure of the Company will help the Company maintain stable utility rates. One component of utility rates is cost of capital. Equity capital is the most expensive type of capital and if the equity component of a utility's capital structure is too high it may result in increasing pressure to raise rates. If the equity component is too low it may result in increases in the cost of debt because of increased leverage and risk which will also tend to increase rates. Under the holding company structure, capital ratios of the utility would be subject to adjustment from time to time through dividends to, or equity investments from, the holding company.

    Financing alternatives are expected to be improved by the holding company structure in that the planning of financings best suited to the particular needs and circumstances of the separate businesses should be facilitated. It is contemplated that in the normal course WPS Resources, in addition to receiving dividends from its subsidiaries, will obtain funds through debt or equity financings, that the Company will obtain funds through its own financings (which may include the issuance of additional debt such as first mortgage bonds or preferred stock, as well as the issuance of additional shares of its common stock to WPS Resources), and that the businesses owned by non-utility subsidiaries of WPS Resources will obtain funds from WPS Resources, from other non-utility affiliates, or from their own outside financings. Any financings will depend on the financial and other conditions of the entities involved and on market conditions.

    The Wisconsin Holding Company Act (Section 196.795, Wisconsin Statutes), under which the PSCW must approve the proposed Corporate Restructuring, provides that the maintenance of a financially healthy utility is contingent upon the maintenance of an economically healthy service area and that the public interest and the interest of investors and consumers can be benefitted if public utility holding companies, in the service territories of their public utility affiliates or in Wisconsin, conduct substantial business activities, attract new businesses, expand existing businesses, provide investment capital for new business ventures, and otherwise directly or indirectly promote employment and commerce. The Corporate Restructuring is proposed by the Board with a view toward implementation of those goals and the other purposes indicated above.

    The Board intends that the utility operations of the Company will continue to constitute the predominant activity of the holding company system for the foreseeable future and that there be no capital impairment of the Company and no adverse effect on the Company's levels of service as a result of the Corporate Restructuring. This intention accords with the limitations and other provisions in the Wisconsin Holding Company Act. See "Regulation -- Wisconsin Holding Company Act."

    THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST TWO-THIRDS OF THE OUTSTANDING COMMON STOCK OF THE COMPANY IS REQUIRED FOR THE APPROVAL OF THE PLAN. THE PLAN WILL NOT BECOME EFFECTIVE, AND THE SHARE EXCHANGE WILL NOT TAKE PLACE UNLESS SUCH APPROVAL IS OBTAINED. APPROVAL OF THE PLAN BY THE

HOLDERS OF THE COMPANY'S PREFERRED STOCK IS NOT REQUIRED. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS VOTES AGAINST APPROVAL OF THE PLAN.

    THE BOARD RECOMMENDS APPROVAL OF THE PLAN AND URGES EACH HOLDER OF COMPANY COMMON STOCK TO VOTE "FOR" APPROVAL OF THE PLAN. PROXIES WHICH ARE EXECUTED BUT DO NOT INDICATE HOW THE PROXIES ARE TO BE VOTED ON THE PLAN WILL BE VOTED "FOR" APPROVAL OF THE PLAN.

TERMS OF SHARE EXCHANGE AND CORPORATE RESTRUCTURING

    The Plan has been unanimously approved by the Boards of the Company and WPS Resources. Pursuant to the Plan:

        (1) One share of WPS Resources Common Stock will be exchanged for each share of Company Common Stock outstanding at the effective time.

        (2) The outstanding shares of WPS Resources Common Stock held by the Company prior to the effective time of the Share Exchange (the "Effective Time") will be cancelled.

    As a result of the foregoing, the Company will become a subsidiary of WPS Resources, and all of the WPS Resources Common Stock outstanding immediately after the Effective Time will be owned by the former common shareholders of the Company. Immediately following the Effective Time, the Company will transfer to WPS Resources, all of the outstanding shares of common stock of Packerland and Communications.

    Holders of  Company Common  Stock will  not be  required to  exchange  their certificates for Company Common Stock. After the Effective Time, stock certificates representing shares of Company Common Stock will be deemed for all purposes to represent shares of WPS Resources Common Stock. See "Exchange of Stock Certificates Not Required."

PREFERRED STOCK AND DEBT SECURITIES OF THE COMPANY

    The outstanding preferred stock, first mortgage bonds and any other debt securities of the Company will not be included in, or altered by, the Share Exchange and Corporate Restructuring. Such securities will remain outstanding and will continue to be securities of the Company. The first mortgage bonds will continue to be secured by a first mortgage lien on substantially all of the fixed properties of the Company.

    The Board's decision that the preferred stock should continue as securities of the Company is based upon, among other factors, a desire to avoid changing the nature of the investment represented by such stock. The utility operations of the Company presently constitute, and are expected to constitute for the foreseeable future, substantially all of WPS Resources' consolidated assets and earning power. Accordingly, it is believed that the preferred stock will retain its investment rating, as well as its qualification for legal investment, by remaining a security of the Company.

    Preferred stock of the Company will continue to rank senior to the common stock of the Company as to dividends and as to assets of the Company in the event of any liquidation of the Company. The preferred stock of the Company is and will be unrelated in rank to the common stock of WPS Resources. Payment of dividends on common stock of WPS Resources will in large part depend on earnings of the Company and payment of dividends on Company Common Stock to WPS Resources as the sole holder thereof. The Company's Restated Articles of Incorporation provide that no dividends may be paid on Company Common Stock unless dividends on the preferred stock of the Company for all past quarterly dividend periods have been paid or funds for the payment thereof set aside. Payment of any dividends on the common stock of any other subsidiary of WPS Resources will be unaffected by any dividend payment or non-payment on either Company Common Stock or preferred stock.

    Following the Corporate Restructuring, the Company will continue to be a reporting company under the Securities Exchange Act of 1934. After the Corporate Restructuring, the Company will solicit proxies from holders of preferred stock only in connection with matters requiring a class vote of holders of preferred stock.

DIVIDENDS ON WPS RESOURCES COMMON STOCK

    Subject to the availability of earnings and the needs of its utility business, the Company intends to make regular cash payments to WPS Resources in the form of dividends on then outstanding shares of Company Common Stock in amounts which, to the extent not otherwise provided by other subsidiaries of WPS Resources, will provide WPS Resources with moneys sufficient to enable it to pay cash dividends on WPS Resources Common Stock and to meet operating and other expenses. Except for such cash dividend payments, it is not anticipated that the Company will, without consideration, make transfers of assets to WPS Resources or to the other subsidiaries of WPS Resources, following completion of the Corporate Restructuring. Initially, it is expected that substantially all of the funds required by WPS Resources to pay dividends on its common stock will be derived from dividends paid by the Company on its common stock. The quarterly dividend most recently declared by the Board was $.44 1/2 per common share payable March 19, 1994 to holders of record of Company Common Stock on February 28, 1994.

    Future dividends on WPS Resources Common Stock and on equity securities of its subsidiaries will depend upon the respective earnings, financial conditions and other factors of such companies. Quarterly dividends on WPS Resources Common Stock are expected to commence at a rate equal to that currently being paid on Company Common Stock and are expected to be paid on approximately the same dates in each year as dividends on Company Common Stock have been paid.

    The payment of dividends on the Company's preferred stock is expected to continue at the specified rates without interruption or change. The Company's Restated Articles of Incorporation contain covenants which could, in the future, affect the Company's ability to pay cash dividends on, or to acquire, its common stock. As previously described, dividends on Company Common Stock may be paid only when all cumulative dividends on the preferred stock have been paid or funds for the payment set aside. The Company's Restated Articles of Incorporation also contain limitations on dividends payable on Company Common Stock tied to current earnings and capitalization if the portion of the Company's total capital represented by Company Common Stock and surplus is less than 25% (the "capitalization ratio"). The Company's current capitalization ratio is approximately 54% and therefore these limitations are not currently operative.

    These limitations will not be altered by the proposed Share Exchange and Corporate Restructuring. See "Regulation -- Wisconsin Holding Company Act" regarding statutory limitations on payment of dividends by Wisconsin utility companies to their holding company parents.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
    The Company and WPS Resources have been advised by their counsel Foley & Lardner, Milwaukee, Wisconsin that, in the opinion of Foley & Lardner, for federal income tax purposes:

        (i) No gain or loss will be recognized by the owners of Company Common Stock upon the exchange of such stock for WPS Resources Common Stock pursuant to the Plan;

        (ii) The basis of WPS Resources Common Stock to be received by the owners of Company Common Stock pursuant to the Plan will be the same as their basis in Company Common Stock exchanged;

       (iii) The holding period of WPS Resources Common Stock to be received by the owners of Company Common Stock in connection with the Plan will include the period during which Company Common Stock being exchanged was held, provided that Company Common Stock is held as a capital asset in the hands of the shareholder at the Effective Time;

       (iv) No gain or loss will be recognized by WPS Resources or the Company in connection with the Share Exchange;

        (v) The affiliated group of corporations of which the Company is the common parent immediately before the Share Exchange will continue in existence for consolidated tax return purposes, and WPS Resources will be the common parent of such affiliated group after the Share Exchange and Corporate Restructuring; and

       (vi) No gain or loss will be recognized by the holders of Company preferred stock as a result of the Corporate Restructuring, and the basis and holding period of the Company preferred stock will not change.

    The Company understands that it is the present policy of the Internal Revenue Service not to issue rulings to the foregoing effect in transactions involving the formation of a holding company. Accordingly, rulings will not be requested from the Internal Revenue Service in connection with Corporate Restructuring.

    The foregoing discussion does not cover the tax consequences of the Share Exchange under state income or other tax laws. Each shareholder of the Company is urged to consult with his own tax advisor with respect to the effects of such laws.

NEW YORK AND CHICAGO STOCK EXCHANGE LISTINGS
    At the Effective Time of the Share Exchange, Company Common Stock will no longer meet the requirements for listing on the New York Stock Exchange because all Company Common Stock will be held by one shareholder, WPS Resources. WPS Resources will apply to list WPS Resources Common Stock on the New York Stock Exchange and Chicago Stock Exchange. It is expected that the listing will be effective as of the Effective Time. As a practical matter, current owners of Company Common Stock will continue to be able to sell their shares of Company Common Stock (or, after the Effective Time, WPS Resources Common Stock) on the New York Stock Exchange and Chicago Stock Exchange without interruption. Stock certificates representing shares of Company Common Stock will at the Effective Time be deemed for all purposes to represent shares of WPS Resources Common Stock. Holders of Company Common Stock will not be required to exchange their stock certificates. See "Exchange of Stock Certificates Not Required."

DIVIDEND REINVESTMENT AND EMPLOYEE BENEFIT PLANS
    If the Share Exchange is consummated, no shares of Company Common Stock will thereafter be available for issuance under the Company's Dividend Reinvestment and Stock Purchase Plan, or under the Company's Employee Stock Ownership Plan ("ESOP"). Shares of Company Common Stock held by the ESOP at the Effective Time will automatically be exchanged for WPS Resources Common Stock.

    Accordingly, WPS Resources will adopt a plan (the "Reinvestment Plan") which will provide for purchases of WPS Resources Common Stock with reinvested dividends on WPS Resources Common Stock and with optional cash payments. The Reinvestment Plan will be similar to the Company's existing Dividend Reinvestment and Stock Purchase Plan. All participants in the Company's Dividend Reinvestment and Stock Purchase Plan will be provided with appropriate information relating to the Reinvestment Plan prior to consummation of the Share Exchange.

    The Company's existing ESOP will be amended to allow coverage of any eligible employees of WPS Resources and its subsidiaries and to provide for the acquisition of WPS Resources Common Stock. The retirement and other employee benefit plans of the Company will be revised or amended as appropriate to allow for inclusion of any eligible employees of WPS Resources and its subsidiaries.

VOTE REQUIRED
    The Plan will not become effective and the Share Exchange will not take place unless the Plan is approved by the requisite vote of the holders of shares of Company Common Stock. In order for the Plan to be approved under the Wisconsin Business Corporation Law (the "WBCL"), it must receive the favorable vote of the owners of at least two-thirds of the outstanding shares of Company Common Stock. Accordingly, abstentions and broker non-votes will have the same effect as votes against approval of the Plan. Approval of the Plan by the holders of the Company's preferred stock is not required under the provisions of Company's Restated Articles of Incorporation or the WBCL.

APPRAISAL RIGHTS
    Under the WBCL, neither the holders of Company Common Stock nor the holders of the Company's preferred stock are entitled to appraisal rights in connection with the Share Exchange and Corporate Restructuring (I.E., the statutory right of a shareholder to dissent and receive payment of the fair value of his or her shares). The Company's preferred stock is not subject to the Share Exchange and the holders of the Company's preferred stock are not entitled under the WBCL or under provisions of the Company's Restated Articles of Incorporation relating to approval of certain mergers and consolidations to vote on the Plan. Although holders of Company Common Stock are entitled to vote on the Plan, the WBCL does not provide appraisal rights to the holders of Company Common Stock because the Share Exchange does not constitute a business combination under the WBCL, and appraisal rights are not provided by the WBCL for shares which on the record date for voting on a plan of share exchange were traded on a national securities exchange. On the Record Date for the 1994 Annual Meeting of Shareholders of the Company, Company Common Stock was traded on the New York and Chicago Stock Exchanges.

CONDITIONS TO CONSUMMATION OF SHARE EXCHANGE AND CORPORATE RESTRUCTURING
    The Share Exchange and Corporate Restructuring will not be consummated unless certain conditions are satisfied, including: (i) approval of the Plan by the requisite vote of the holders of Company Common Stock; (ii) receipt of an order from the SEC under the Public Utility Holding Company Act of 1935 (the "Public Utility Holding Company Act"), in form and substance satisfactory to the Company and WPS Resources, approving the acquisition either directly or indirectly by WPS Resources of Company Common Stock and common stock of Wisconsin River Power Company; (iii) receipt of all orders, authorizations, consents and approvals from all regulatory bodies, boards or agencies (including, without limitation, the FERC, and the PSCW) in form and substance satisfactory to the Company and WPS Resources which are necessary or appropriate for the consummation of the Share Exchange; (iv) approval for listing, upon official notice of issuance, of WPS Resources Common Stock by the New York Stock Exchange and the Chicago Stock Exchange; and (v) receipt of an opinion from Foley & Lardner as to the validity of WPS Resources Common Stock to be issued in the Exchange.

AMENDMENT OR TERMINATION OF PLAN
    The Company and WPS Resources, by action of their respective Boards, may amend, modify or supplement the Plan or waive any of the conditions described above at any time before or after approval of the Plan by the shareholders of the Company. No such amendment, modification, supplement or waiver may be made or effected which, in the sole discretion of the Board, materially and adversely affects the rights of the shareholders of the Company.

    The Plan provides that it may be terminated before the Effective Time, and the transaction abandoned, at any time, whether before or after shareholder approval of the Plan, by action of the Boards of the Company and WPS Resources, if the Boards determine that the consummation of the Corporate Restructuring would be inadvisable or that any regulatory or other consents or approvals deemed necessary or advisable by such Boards have not been obtained within a reasonable time after approval by holders of Company Common Stock.

EFFECTIVE TIME
    The Share Exchange will become effective at the time to be specified in the Articles of Share Exchange (the "Effective Time"). The form of the Articles of Share Exchange is attached as Schedule I to the Plan. The Effective Time will be the close of business on the date that the Articles of Share Exchange are duly filed in the office of the Secretary of State of the State of Wisconsin or such later time as may be designated in the Articles of Share Exchange. The Effective Time is expected to be on or about October 1, 1994. The filing of the Articles of Share Exchange will be made only upon satisfaction of all the terms and conditions in the Plan. See "Conditions to Consummation of Share Exchange and Corporate Restructuring."

EXCHANGE OF STOCK CERTIFICATES NOT REQUIRED
    If the Share Exchange becomes effective, the holders of Company Common Stock immediately prior to the Effective Time will automatically become owners of WPS Resources Common Stock and, as of the Effective Time, will cease to be owners of Company Common Stock. Stock certificates representing shares of Company Common Stock will, at the Effective Time, be deemed for all purposes to represent shares of WPS Resources Common Stock. Holders of Company Common Stock will not be required to exchange their stock certificates as a result of the Share Exchange. Should a shareholder desire to sell WPS Resources Common Stock after the Effective Time, delivery of the stock certificate or certificates which previously represented shares of Company Common Stock will be sufficient.

    Following the Share Exchange, certificates bearing the name of WPS Resources will be issued in the normal course upon surrender of outstanding Company Common Stock certificates for transfer or exchange. If any shareholder surrenders a certificate representing shares of Company Common Stock for exchange or transfer and the new certificate to be issued is to be issued in a name other than that appearing on the surrendered certificate theretofore representing Company Common Stock, it will be a condition to such exchange or transfer that the surrendered certificate be properly endorsed and otherwise be in proper form for transfer and that the person requesting such exchange or transfer either (i) pay to WPS Resources' transfer agent any transfer or other taxes required by reason of the issuance of a certificate registered in a name other than that appearing on the surrendered certificate or (ii) establish to the satisfaction of WPS Resources or its transfer agent that such taxes have been paid or are not applicable.

DIRECTORS AND EXECUTIVE OFFICERS OF WPS RESOURCES
    The WPS Resources Board of Directors (the "WPS Resources Board") consists of nine directors divided into three classes, with one class (or one-third of the Board) to be elected each year for a three-year term. The WPS Resources Board consists of the same persons who are serving as directors of the Company, each having the same term of office for which he or she was elected or appointed to the Company Board. See "NOMINEES FOR ELECTION OF DIRECTORS."

    WPS Resources executive officers are now, and upon the effectiveness of the Corporate Restructuring are expected to be:

         NAME                           OFFICE                   AGE
- ----------------------  ---------------------------------------  ---
Daniel A. Bollom        President and Chief Executive Officer    57
Patrick D. Schrickel    Vice President                           49
Robert H. Knuth         Assistant Vice President - Secretary     60
Ralph G. Baeten         Treasurer                                50

    See "NOMINEES FOR ELECTION AS DIRECTORS" and "EXECUTIVE COMPENSATION" for information with respect to Mr. Bollom. For information with respect to the executive officers of the Company, see the Company's Annual Report on Form 10-K for the year ended December 31, 1993, which is incorporated by reference to this Prospectus/Proxy Statement.

    WPS Resources presently has no employees. Upon completion of the Share Exchange and Corporate Restructuring, WPS Resources may hire its own employees or utilize employees of the Company, in which case the Company will be reimbursed by WPS Resources for any time expended by the Company's officers and employees on the affairs of WPS Resources and its other subsidiaries. The offices of WPS Resources will be located at the principal office of the Company, and WPS Resources will reimburse the Company for use of office space. Transactions between the Company and WPS Resources will be pursuant to an affiliated interest agreement which must be approved by the PSCW.

BUSINESS OF THE COMPANY
    The Company is a public utility engaged in the production, transmission, distribution and sale of electricity and in the purchase, distribution, transportation and sale of gas in northeastern Wisconsin and an adjacent part of upper Michigan.

REGULATION

    GENERAL. The Company and WPS Resources have been advised by Foley & Lardner, counsel to the Company, that, so long as WPS Resources is not a public utility, it will not be subject, under present law, to regulation by the FERC or the PSCW, except, to the extent described below under "Wisconsin Holding Company Act." Following the Share Exchange and Corporate Restructuring changes in control of WPS Resources or the Company would be subject to the jurisdiction of the PSCW. See "Wisconsin Holding Company Act."

    The Company and WPS Resources have further been advised by Foley & Lardner that, based upon the facts and circumstances existing at the Effective Time and subject to the terms of the Public Utility Holding Company Act and the filing of an appropriate exemption statement, WPS Resources will be entitled to exemption from registration and regulation as a registered public utility holding company under the Public Utility Holding Company Act upon consummation of the Share Exchange and Corporate Restructuring. The exemption from the registration requirements of the Public Utility Holding Company Act is available only if the businesses of WPS Resources and its utility subsidiary remain primarily intrastate in nature, and such exemption may be revoked on a finding by the SEC that exemption "may be detrimental to the public interest or the interest of investors or consumers." Notwithstanding the availability of such exemption, the approval of the SEC generally will be required if WPS Resources proposed to acquire, directly or indirectly, the securities of a public utility other than the Company. SEC approval under the Public Utility Holding Company Act of the Share Exchange will in fact be required because the Share Exchange will result in WPS Resources indirectly acquiring the 33.1% interest in Wisconsin River Power Company owned by the Company. There also may be limits on the extent to which WPS Resources and its subsidiaries could diversify without raising the possibility that the SEC could find that such diversification was detrimental to the public interest or the interests of investors or consumers. Although current SEC policies allow a reasonable amount of freedom for non-utility diversification, criteria for determining the availability of an exemption from the Public Utility Holding Company Act are subject to change as a result of legislation, SEC policy, rule changes and judicial and SEC decisions. There is no present intention, however, of having WPS Resources become a registered holding company subject to regulatory constraints imposed on such companies by the SEC under the Public Utility Holding Company Act.

    The Company will continue to be subject to the jurisdiction of the PSCW and the Michigan Public Service Commission (the "MPSC") as to electric and gas rates, standards of service, issuance of securities, construction of new facilities, levels of short-term debt obligations, accounting, billing practices, certain transactions with non-utility affiliates (including WPS Resources), and various other matters. In addition, the Company will continue to be subject to FERC jurisdiction with respect to borrowings and the issuance of securities not regulated by the PSCW, the classification of accounts, rates to wholesale customers, interconnection agreements and the acquisitions and sales of certain utility properties. With respect to construction and operation of nuclear facilities, the Company will continue to be subject to regulation by the Nuclear Regulatory Commission. Also, in respect of environmental and related matters, the Company will continue to be subject to regulation by the United States Environmental Protection Agency and the Wisconsin Department of Natural Resources. As a result of filing annual exemption statements with the SEC, the Company is presently exempt from all provisions of the Public Utility Holding Company Act of 1935, except provisions thereof relating to the acquisition of securities of other public utility companies. See "Federal Public Utility Holding Company Act."

    WISCONSIN HOLDING COMPANY ACT. Section 196.795 of the Wisconsin Statutes (the "Wisconsin Holding Company Act") provides for the regulation by the PSCW of the formation of holding companies, and of various matters with respect to resulting holding company systems. "Holding company" is defined as including, in general, any company, directly or indirectly, as beneficial owner, owning, controlling or holding 5% or more of the outstanding voting securities of a public utility, with the unconditional power to vote such securities. "Form a holding company" is defined to include "as a beneficial owner, to take, hold or acquire 5% or more of the outstanding voting securities of a public utility with the unconditional power to vote those securities."

    Among the provisions of the Wisconsin Holding Company Act are provisions briefly summarized as follows: (a) prohibition on any person forming a holding company or acquiring or holding more than 10% of the outstanding voting securities of a holding company, without PSCW approval; (b) authorization for the PSCW, if it finds the capital of any public utility affiliate will be impaired by payment of a dividend, to order the affiliate to limit or cease payment of dividends to the holding company; (c) provision that, while a holding company or a non-utility affiliate is not subject to the general regulatory jurisdiction of the PSCW, the PSCW has full access to any document or other information to the extent relevant to the PSCW's performance of its duties in respect of public utility affiliates; (d) prohibition of various transactions by a public utility affiliate with others in the holding company system, including lending money, guaranteeing obligations, certain combined advertising, providing utility service on terms different from those for other consumers in the same class, and without PSCW approval after establishment that the utility affiliate will be paid at fair market value, certain sales or leases of real property and use of services of utility employees; (e) prohibitions against (i) any public utility affiliate providing any non-utility product or service in a manner or at a price that unfairly discriminates against any competing provider, (ii) any non-utility activity being subsidized materially by the customers of any public utility in the system, (iii) the operation of the system in any way which materially impairs the credit, ability to acquire capital on reasonable terms or ability to provide safe, reasonable, reliable and adequate utility service of any public utility affiliate in the system, (iv) any transfer by a public utility affiliate to any other system company of any confidential public utility information, including customer lists, for use for any non-utility purpose, unless the PSCW has approved the transfer, and (v) any termination of the system's interest in any public utility affiliate without PSCW approval; and (f) limitations on the sale, lease, installation or maintenance by non-utility and utility affiliates of certain appliances without PSCW approval. Other statutory provisions which existed prior to the Wisconsin Holding Company Act include requirements for submission to the PSCW for approval of certain contracts or other arrangements for furnishing property or services between a public utility and an affiliate.

    The Wisconsin Holding Company Act limits diversification, in that (in summary) the net book value of the assets (other than investments in system affiliates) of all non-utility affiliates may not exceed the sum of 25% of the net book value of all electric utility affiliates and a percentage, to be determined by the PSCW (but not less than 25%), of the net book value of all other public utility affiliates, provided that for the first 36 months after the holding company formation non-utility assets are limited to 40% of the maximum amount allowed under the foregoing provisions.

    Further, the Wisconsin Holding Company Act requires the PSCW, no sooner than 36 months after holding company formation, and at least once every three years thereafter, to investigate the impact of the operation of every holding company system formed after November 28, 1985 on every public utility affiliate in the system and to determine whether each non-utility affiliate does, or can reasonably be expected to do, at least one of the following: (a) substantially retain, attract or promote business activity or employment or provide capital to businesses within the service territory of any public utility affiliate or certain others, (b) increase or promote energy conservation or develop, produce or sell renewable energy products or equipment, (c) conduct a business that is functionally related to the provision of utility service or to the development or acquisition of energy resources, or (d) develop or operate commercial or industrial parks in the service territory of any public utility affiliate.

    Following approval of a holding company, the PSCW is authorized under the Wisconsin Holding Company Act to modify any terms of, or add terms to, the approval. Furthermore, the PSCW is authorized to order a holding company to terminate its interest in a public utility affiliate if the PSCW finds that, based upon clear and convincing evidence, termination of the interest is necessary to protect the interest of utility investors in a financially healthy utility and the interest of consumers in reasonably adequate utility service at a just and reasonable price.

    The Company filed an application with the PSCW to form the holding company provided for in the Plan on December 22, 1993.

    The PSCW, acting under the Wisconsin Holding Company Act, has previously approved the formation of holding companies by other electric and gas public utility systems operating in Wisconsin. Such approvals were granted subject to various conditions, including the following: that no affiliated interest transaction (including the sharing of officers, directors or employees or the transfer of any item of value) could occur prior to approval by the PSCW of an affiliated interest agreement; that each of the public utilities involved maintain a balanced capital structure within a reasonable range to be established by the PSCW in appropriate proceedings; that the directors of each public utility involved set a dividend policy based upon the financial health of such utility as if it were not part of a holding company system, that the public utilities involved submit specified forecasts in rate cases and other appropriate proceedings; that the holding company provide full access to the records of the holding company and non-utility affiliates for any document which the PSCW staff determines is relevant to fulfill its statutory duties, with the burden to be on the holding company to prove that a document is not relevant or is protected by confidentiality; that the holding company submit for PSCW staff review specific procedures for accounting for affiliated transactions; that the utility company and holding company submit management plans for maximum possible separation of officers and employees between utility and non-utility affiliates; that certain reports be submitted; and that jurisdiction be retained by the PSCW. The Company is unable to determine whether similar or other conditions will be imposed by the PSCW in connection with the Company's application.

    MICHIGAN UTILITY REGULATORY STATUTES. The Company will, after the restructuring, continue to be subject to the regulatory jurisdiction of the MPSC. Although the MPSC does not have jurisdiction to regulate WPS Resources, the MPSC, in the course of regulating the Company, may take action which impacts WPS Resources and its relationship to the Company.

    FEDERAL PUBLIC UTILITY HOLDING COMPANY ACT. WPS Resources will apply to the SEC under the Public Utility Holding Company Act for an approval necessary for the Corporate Restructuring. The Company's application will also request an exemption under Section 3(a)(1) of the Public Utility Holding Company Act. That exemption would exempt WPS Resources and its subsidiaries, upon completion of the Corporate Restructuring, from all the provisions of the Public Utility Holding Company Act except Section 9(a)(2) thereof, which relates to the acquisition of securities of other public utility companies. The granting of an exemption is not a condition precedent to consummation of the Corporate Restructuring. The basis for the exemption would be that WPS Resources and every public utility subsidiary from which WPS Resources derives a material amount of its income are predominantly intrastate in character and carry on their businesses substantially in a single state (Wisconsin) in which they are organized. Such exemption, if granted, may be revoked on a finding by the SEC that the circumstances which gave rise to the exemption no longer exist or if such exemption "may be detrimental to the public interest or the interest of investors or consumers." There may be limits on the extent to which WPS Resources and its subsidiaries could diversify without raising a possibility that the SEC might find that such diversification may be detrimental to the public interest or the interest of investors or consumers. WPS Resources has no present intention, however, of becoming a registered holding company subject to the regulation of the SEC under the Public Utility Holding Company Act.

MARKET PRICES OF WISCONSIN PUBLIC SERVICE CORPORATION COMMON STOCK
    Company Common Stock is traded on the New York Stock Exchange. As of February 4, 1994, there were 25,222 holders of record of Company Common Stock. The closing price of the common stock on December 8, 1993 (the trading day next preceding the public announcement by the Company of its intention to proceed with the Share Exchange), was $33 1/8 and the closing price of the common stock on February 4 was $30 3/8.

    The Company's Annual Report on Form 10-K for the year ended December 31, 1993, incorporated herein by reference and the Company's 1993 Annual Report to Shareholders includes market information with respect to Company Common Stock for each quarter of 1993 and 1992. The high and low sales prices of Company Common Stock as reported on the New York Stock Exchange consolidated tape during 1994 (through February 4) were $33 5/8 and $30 1/4, respectively.

FINANCIAL STATEMENTS
    The Company's Annual Report on Form 10-K for the year ended December 31, 1993, incorporated by reference in this Prospectus/Proxy Statement, contains the following: balance sheets and statements of capitalization of the Company as of December 31, 1993, 1992 and 1991, and the related statements of income, retained earnings and cash flow for each of the three years in the period ended December 31, 1993, the report of Arthur Andersen & Co., independent public accountants, and Management's Discussion and Analysis of Financial Condition and Results of Operations. Comparable financial information was included in the Company's 1993 Annual Report to Shareholders. Copies of such Annual Report to Shareholders were mailed to shareholders of record as of the close of business on February 25, 1994, and will be mailed to all new shareholders up to the March 17, 1994, record date for the Annual Shareholders' Meeting. Additional copies of the Annual Report may be obtained without charge upon request as provided under "Information Incorporated by Reference."

    Financial   statements  of   WPS  Resources   are  not   presented  in  this
Prospectus/Proxy Statement because WPS Resources is an inactive company without material assets or liabilities or operating history.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
    The following table sets forth the capitalization of the Company at December 31, 1993, and the pro forma capitalization and the pro forma consolidated capitalization of WPS Resources assuming the effectiveness of the Share Exchange and Corporate Restructuring as of that date. No other pro forma consolidated statements of WPS Resources and subsidiary following the effectiveness of the Share Exchange and Corporate Restructuring are included herein, since such pro forma consolidated financial statements would reflect no change from the financial statements of the Company at the time of such effectiveness. The Share Exchange and Corporate Restructuring will not result in any change in accounting treatment for the Company. After the Share Exchange the accounts of the Company will be included in the consolidated financial statements of WPS Resources.

                                                                         AS OF DECEMBER 31, 1993
                                                         -------------------------------------------------------
                                                                                                         WPS
                                                                                                      RESOURCES
                                                          WISCONSIN       WPS                        CORPORATION
                                                           PUBLIC      RESOURCES                         AND
                                                           SERVICE    CORPORATION                    SUBSIDIARIES
                                                         CORPORATION   PRO FORMA   ADJUSTMENTS (1)    PRO FORMA
                                                         -----------  -----------  ----------------  -----------
                                                                         (DOLLARS IN THOUSANDS)
CAPITALIZATION
Common Stock Equity
  Common Stock.........................................   $  95,588    $  23,897     $    (95,588)    $  23,897
  Premium on Capital Stock.............................      73,605      145,296          (73,605)      145,296
  Retained Earnings....................................     288,693      288,693         (288,693)      288,693
  ESOP Loan Guarantees.................................     (23,383)      --              --            (23,383)
                                                         -----------  -----------  ----------------  -----------
    Total Common Stock Equity..........................     434,503      457,886         (457,886)      434,503
                                                         -----------  -----------  ----------------  -----------
Cumulative Preferred Stock
  With No Mandatory Redemption.........................      51,200       --              --             51,200
                                                         -----------  -----------  ----------------  -----------
Long-Term Debt.........................................     314,225       --              --            314,225
                                                         -----------  -----------  ----------------  -----------
    Total Capitalization...............................   $ 799,928    $ 457,886     $   (457,886)    $ 799,928
                                                         -----------  -----------  ----------------  -----------
                                                         -----------  -----------  ----------------  -----------

- ------------------------
(1) To eliminate the equity of the Company after the effectiveness of the Corporate Restructuring.

RESTATED ARTICLES OF INCORPORATION AND BY-LAWS OF WPS RESOURCES

    The Restated Articles of Incorporation of WPS Resources (the "WPS Resources' Articles") have been prepared in accordance with the WBCL. A copy of WPS Resources' Articles is attached hereto as Exhibit B. Set forth below is a summary of certain differences and similarities between the WPS Resources' Articles and the Company's Restated Articles of Incorporation as amended (the "Company's Articles"), including differences arising under the WBCL. The Company's Articles and By-Laws and WPS Resources' By-Laws are included in the materials incorporated by reference in this Prospectus/Proxy Statement. The following discussion is qualified by reference to the information included in the exhibits hereto or such materials incorporated by reference.

    COMMON STOCK. The WPS Resources' Articles authorize the issuance of 100,000,000 shares of common stock, $1 par value. The Company's Articles authorize the issuance of 32,000,000 shares of common stock, $4 par value. There are presently outstanding 23,896,962 shares of Company Common Stock and assuming no change in the number of shares of Company Common Stock outstanding prior to the Effective Time, the same number of shares of WPS Resources Common Stock will be outstanding immediately following completion of the Corporate Restructuring. Accordingly, upon consummation of the Corporate Restructuring, WPS Resources will have approximately 76,103,000 authorized and unissued shares (68,000,000 shares more than the Company). Under the WBCL, shares of WPS Resources Common Stock or Company Common Stock or preferred stock may be issued from time to time upon such terms and for such consideration as may be determined by their respective boards of directors. Any such issuance of Company Common Stock or preferred stock of the Company will be subject to the jurisdiction of the PSCW; but any such issuance of WPS Resources Common Stock will not. Although there are no plans for WPS Resources to issue additional WPS Resources Common Stock subsequent to the completion of the Corporate Restructuring (other than shares of WPS Resources Common Stock which may be issued pursuant to the Dividend Reinvestment Plan), the Board believes that it is in the best interest of WPS Resources and the Company to have additional shares of WPS Resources Common Stock available to be issued without further shareholder action, if, at some time in the future, it is deemed to be desirable to issue additional shares for financing, acquisitions, possible future employee benefit plans, stock splits, stock dividends and other purposes. See "SPECIAL CONSIDERATIONS - Additional Authorized Shares of WPS Resources Common Stock" above.

    PREFERRED STOCK. The WPS Resources' Articles make no provision for preferred stock. The Company's Articles authorize the issuance of 1,000,000 shares of preferred stock, $100 par value, which may be issued in series from time to time as authorized by the Board. A total of 512,000 shares of preferred stock are outstanding.

    PREEMPTIVE RIGHTS.   Holders of WPS  Resources Common Stock  and holders  of
capital stock of the Company have no preemptive rights of subscription or purchase in respect of shares of any class of stock or other securities.

    AMENDMENTS AND CERTAIN OTHER TRANSACTIONS. Under the WBCL, WPS Resources' Articles may be amended upon the affirmative vote of a majority of the votes cast by the holders of WPS Resources Common Stock at a meeting at which a quorum exists. The Company's Articles specifically provide for amendments upon the affirmative vote of holders of two-thirds of the Company's outstanding common stock with a two-thirds class (or series) vote of the preferred stock in certain limited circumstances.

    Under the WBCL, certain corporate transactions involving WPS Resources, such as mergers, consolidations, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all assets, and dissolutions, require the approval of a majority of the outstanding voting securities. In the case of similar transactions involving the Company, the affirmative vote of the holders of two-thirds of Company Common Stock is presently required with a majority or two-thirds class (or series) vote of the preferred stock in certain limited circumstances.

    The higher vote requirements respecting amendments and certain transactions contained in the Company's Articles were not added to WPS Resources' Articles because the Company desired to have these requirements conform to those now generally applicable to Wisconsin corporations under the WBCL. Adoption of the WBCL requirements as compared to the requirements contained in the Company's Articles will facilitate the future adoption of amendments to WPS Resources' Articles. The Company is not presently considering any amendments to the WPS Resources Articles. See "SPECIAL CONSIDERATIONS - Amendment of the Restated Articles of Incorporation of WPS Resources" above.

    ELECTION OF DIRECTORS. The Company's Articles and WPS Resources' Articles require the classification of directors, with directors elected for staggered, three-year terms. The initial directors of WPS Resources are the same persons who are serving as directors of the Company, each holding office for the term for which such person was elected a director of the Company.

    VOTING RIGHTS.   Each share  of WPS Resources  Common Stock  and of  Company
Common Stock has one vote on all matters submitted to shareholders, except as otherwise provided by the WBCL.

    Under the Company's Articles, holders of preferred stock are granted certain special voting rights designed to protect their interests with respect to specified corporate actions by the Company, including certain amendments to the Company's Articles, the authorization of preferred stock, parity stock or stock ranking prior to the preferred stock, the issuance or assumption of certain unsecured indebtedness, and certain mergers or consolidations. Holders of preferred stock of the Company will not, as such, be holders of securities of WPS Resources. Accordingly, holders of preferred stock of the Company will not have any voting rights with respect to matters submitted to a vote of WPS Resources shareholders or with respect to corporate transactions effected by WPS Resources.

    DIVIDENDS. WPS Resources' Articles do not contain any limitations on the declaration or payment of dividends or other distributions on WPS Resources Common Stock. The Company's Articles contain certain capitalization and net income tests which limit the declaration, payment and amount of dividends or other distributions on its common stock in addition to requiring that dividends on all outstanding shares of its preferred stock for all past dividend periods be declared and paid or set apart for payment before any dividend may be paid on its common stock. See "Dividends on WPS Resources Common Stock".

    BY-LAWS. The By-Laws of WPS Resources have been prepared in accordance with the WBCL and are substantially identical to the By-Laws of the Company.

    POSSIBLE ANTI-TAKEOVER EFFECTS OF CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS. Provisions of the Articles of Incorporation and By-Laws of WPS Resources providing for a classified Board of Directors, limiting the rights of shareholders to remove directors and permitting the Company to issue additional shares of common stock without further shareholder approval (which, except for authority to issue a greater number of shares of common stock, are identical to provisions presently contained in the Restated Articles of Incorporation and By-Laws of the Company) except as required under rules of the New York Stock Exchange and the Chicago Stock Exchange. Such provisions could have the effect, among others, of discouraging takeover proposals for WPS Resources or impeding a business combination between WPS Resources and a major shareholder of WPS Resources. See "Description of WPS Resources Common Stock - Voting Rights; - Certain Statutory and Other Provisions." See "SPECIAL CONSIDERATIONS - Possible Anti-Takeover Effects of Certain Provisions of the Articles of Incorporation and By-Laws of WPS Resources" above.

    The Wisconsin Holding Company Act provides that no person may take, hold or acquire, directly or indirectly, more than 10% of the outstanding voting securities of a holding company unless the PSCW determines that such action is in the best interest of utility consumers, investors and the public.

DESCRIPTION OF WPS RESOURCES COMMON STOCK

    After the Effective Time, the number of shares of WPS Resources Common Stock outstanding will equal the number of shares of Company Common Stock outstanding at the Effective Time.

    DIVIDEND AND LIQUIDATION RIGHTS. All shares of WPS Resources Common Stock will participate equally with respect to dividends and rank equally upon liquidation subject to the rights of holders of any prior ranking stock which may be subsequently authorized and issued. In the event of liquidation, dissolution or winding up of WPS Resources, the owners of WPS Resources Common Stock are entitled to receive pro rata the assets and funds of WPS Resources remaining after satisfaction of all creditors of WPS Resources and payment of all amounts to which owners of prior ranking stock, if any, then outstanding may be entitled.

    VOTING RIGHTS.   Except  as hereinafter  set forth  and subject  to  Section
180.1150 of the WBCL (described under "Certain Statutory and Other Provisions" below), every holder of common stock of WPS Resources has one vote for each share.

    No shareholder of WPS Resources has cumulative voting rights which means that the holders of shares entitled to exercise more than 50% of the voting power of shares entitled to vote, represented in person or by proxy at a meeting at which a quorum (a majority of the shares entitled to vote) is represented, are entitled to elect all of the directors to be elected. Under the WPS Resources Articles and By-Laws, the WPS Resources Board is divided into three classes of three directors each. One class is elected each year for a three-year term.

    Article 5  of WPS  Resources' Articles  (which is  essentially identical  to
Article V of the Company's Articles) provides that, subject to the exception discussed below, a director may be removed only for cause by the affirmative vote of shareholders possessing a majority of the voting power of the then outstanding shares of voting stock. As defined in Article 5, "cause" exists only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal or such director has been adjudged to be liable for negligence or misconduct in the performance of his duty to WPS Resources in a matter which has a materially adverse effect on the business of WPS Resources, and such adjudication is no longer subject to direct appeal. Article 5 also provides for the removal of a director by the shareholders without cause when such removal is recommended by the "Requisite Vote" of the directors and approved by the affirmative vote of shareholders possessing a majority of the voting power of the then outstanding shares of voting stock. The term "Requisite Vote" is defined as the affirmative vote of at least two-thirds of the directors then in office plus one director. Unless "cause" is established or removal is recommended by the Requisite Vote of the directors, a director may not be removed from office even if shareholders possessing a majority of the voting power favor such action. Additionally, pursuant to Article 5, vacancies on the Board, including those resulting from the removal of a director, may be filled for the unexpired portion of the director's term by the majority vote of the remaining members of the Board.

    Article 5 of WPS Resources' Articles provides that those sections of Article III of WPS Resources' By-Laws which set forth the general powers, number, qualifications and classification of directors may be amended, altered, changed or repealed only by the affirmative vote of shareholders possessing at least 75% of the voting power of the then outstanding shares of stock generally possessing voting rights in the election of directors, or by the Requisite Vote of the directors. Article 5 of WPS Resources' Articles provides that Article 5 may itself be amended, altered, changed or repealed only by the affirmative vote of shareholders possessing at least 75% of the voting power of the then outstanding shares of stock generally possessing voting rights in the election of directors.

    CERTAIN STATUTORY AND OTHER PROVISIONS. Section 180.1150 of the WBCL provides that the voting power of shares of an "issuing public corporation," which includes the Company and will include WPS Resources after the Effective Time, which are held by any person holding in excess of 20% of the voting power in the election of directors of the issuing public corporation's shares shall be limited to 10% of the full voting power of such excess shares. This statutory voting restriction will not be applicable to shares acquired directly from WPS Resources, to shares acquired in a transaction incident to which shareholders of WPS Resources vote to restore the full voting power of such shares (either before or after the acquisition of the shares) and under certain other circumstances.

    Except as may otherwise be provided by law, the requisite affirmative vote of shareholders for certain significant corporate actions, including a merger or share exchange with another corporation, sale of all or substantially all of the corporate property and assets, or voluntary liquidation, is a majority of all the votes entitled to be cast on the transaction by each voting group of outstanding shares entitled to vote thereon. Sections 180.1130 through 180.1134 of the WBCL provide generally that, in addition to the vote otherwise required by law or the articles of incorporation of an "issuing public corporation," certain business combinations not meeting certain adequacy-of-price standards specified in the statute must be approved by (a) the holders of at least 80% of the votes entitled to be cast and (b) two-thirds of the votes entitled to be cast by the corporation's outstanding voting shares owned by persons other than a "significant shareholder" who is a party to the transaction or an affiliate or associate thereof. Section 180.1130 defines "business combination" to include, subject to certain exceptions, a merger or share exchange of the issuing public corporation (or any subsidiary thereof) with, or the sale or other disposition of substantially all assets of the issuing public corporation to, any significant shareholder or affiliate thereof. "Significant shareholder" is defined generally to mean a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares of the issuing public corporation.

    Sections 180.1140 through 180.1145 of the WBCL provide that a "resident domestic corporation," such as WPS Resources, may not engage in a "business combination" with an "interested stockholder" (E.G., a person beneficially owning 10% or more of the aggregate voting power of the stock of such corporation) within three years after the date (the "stock acquisition date") on which the interested stockholder acquired his or her 10% or greater interest, unless the business combination (or the acquisition of the 10% or greater interest) was approved before the stock acquisition date by the corporation's board of directors. If the interested stockholder fails to obtain such approval by the board of directors, then even after such three-year period, a business combination with the interested stockholder may be consummated only with the approval of the holders of a majority of the voting stock not beneficially owned by such interested stockholder, unless the combination satisfies certain adequacy-of-price standards intended to provide a fair price for shares held by non-interested shareholders.

    The above sections of the WBCL and the provisions of the WPS Articles and By-Laws, previously described under "Articles of Incorporation and By-Laws of WPS Resources -- Possible Anti-Takeover Effects of Certain Provisions of the Articles of Incorporation and By-Laws", could have the effect, among others, of discouraging takeover proposals for WPS Resources or impeding a business combination between WPS Resources and a major shareholder of WPS Resources.

    Section 196.795 of the Wisconsin Statutes states that no person may hold or acquire more than 10% of the outstanding voting securities of a public utility holding company with the unconditional power to vote such securities unless the PSCW determines, after investigation and an opportunity for hearing, that such holding or acquisition is in the best interests of utility consumers, investors and the public.

    PREEMPTIVE RIGHTS.    No  holder  of WPS  Resources  Common  Stock  has  any
preemptive or subscription rights.

    CONVERSION RIGHTS, REDEMPTION PROVISIONS, AND SINKING FUND PROVISIONS. WPS Resources Common Stock is not convertible, is not redeemable and has no sinking fund.

    LIABILITY TO FURTHER CALLS OR TO ASSESSMENT. The shares of WPS Resources Common Stock issued pursuant to the Share Exchange will be fully-paid and non-assessable by WPS Resources, except for certain statutory personal liability which may be imposed upon shareholders under Section

180.0622(2)(b) of the WBCL. The substantially identical predecessor to such statute has been judicially interpreted to mean that shareholders of a Wisconsin corporation are subject to personal liability, up to an amount equal to the consideration for which their shares were issued (instead of the aggregate par value in the case of shares with par value, as the statute states), for all debts owing to employees of the corporation for services performed for the corporation, but not exceeding six months service in any one case. The provisions of this Section of the WBCL are presently applicable to the shares of capital stock of the Company.

TRANSFER AGENT AND REGISTRAR

    The transfer agent and registrar for the common stock of WPS Resources is Firstar Trust Company, P.O. Box 2077, Milwaukee, Wisconsin 53201.

LEGAL OPINIONS

    The validity of the shares of common stock of WPS Resources being issued in the Share Exchange will be passed upon by Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, counsel for the Company.

EXPERTS

    The financial statements and schedules which are incorporated by reference into this Prospectus/ Proxy Statement by reference to the Company's Annual Report on Form 10-K for the years ended December 31, 1993, 1992 and 1991, have been audited by Arthur Andersen & Co., independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report, which includes an explanatory paragraph with respect to the changes in the methods of accounting for income taxes, pension expense and post-retirement benefits other than pensions as discussed in Note 1 to the financial statements.

                                 OTHER BUSINESS

    At the time this Proxy Statement went to press, the Company knew of no matters constituting a proper subject for action by the shareholders which would be presented at the Meeting, other than the election of directors and approval of the Plan. If any other matters are properly presented at the Meeting, the persons named in the proxies will vote upon them in accordance with their best judgment.

    Certain of the officers, directors and employees of the Company may solicit proxies by correspondence, telephone, telegraph or in person, but without extra compensation. The Company may reimburse banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy soliciting material to and receiving proxies from the beneficial owners. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies. Such solicitation may be made by mail, telephone, telegraph or in person. It is estimated that the cost of the services of Morrow & Co., Inc. will not exceed $20,000 plus out of pocket expenses. The cost of the solicitation will be paid by the Company.

                                 ANNUAL REPORTS

    The annual report of the Company for the year 1993, including financial statements and the report of independent public accountants, Arthur Andersen & Co. (which firm has been selected to continue to act in that capacity for the year 1994), was mailed to all shareholders in March, 1994, and to all persons who subsequently became shareholders of record prior to the close of business on the Record Date. A representative of Arthur Andersen & Co. will be present at the annual meeting, available to respond to appropriate questions and will have an opportunity to make a statement if such representative desires to do so.

    THE COMPANY FILES A SEPARATE ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K. A COPY OF THE FORM 10-K FOR THE YEAR 1993 (NOT INCLUDING EXHIBITS THERETO) WILL BE PROVIDED

WITHOUT CHARGE TO ANY PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF SHARES OF THE COMMON STOCK AS OF THE RECORD DATE FOR THIS ANNUAL MEETING AND WHO MAKES WRITTEN REQUEST FOR IT, ADDRESSED TO THE ATTENTION OF ROBERT H. KNUTH, ASSISTANT VICE PRESIDENT - SECRETARY, 700 NORTH ADAMS STREET, P. O. BOX 19001, GREEN BAY, WISCONSIN 54307.

                          FUTURE SHAREHOLDER PROPOSALS

    Any shareholder proposals intended for consideration at the 1995 annual meeting of shareholders must be received by the Company (or, if the Share Exchange shall have previously become effective, by WPS Resources) by November 28, 1994.

                                          WISCONSIN PUBLIC  SERVICE  CORPORATION

                                          Robert H. Knuth
                                          ASSISTANT VICE PRESIDENT-SECRETARY

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

    AGREEMENT AND PLAN OF SHARE EXCHANGE, dated January 17, 1994, (this "Agreement"), between WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation ("WPS"), and WPS RESOURCES CORPORATION, a Wisconsin corporation ("WPS Resources").

    WHEREAS, WPS has authority to issue 33,000,000 shares, consisting of 1,000,000 shares of Preferred Stock, par value $100 per share (the "WPS Preferred Stock"), of which 512,000 shares were issued and outstanding on January 17, 1994; and 32,000,000 shares of Common Stock, par value $4 per share (the "WPS Common Stock"), of which 23,896,962 shares were issued and outstanding on January 17, 1994;

    WHEREAS, WPS Resources has authority to issue 100,000,000 shares of Common Stock, par value $1 per share (the "WPS Resources Common Stock"), of which 100 shares are issued and outstanding and owned beneficially and of record of WPS;

    WHEREAS, the respective Boards of Directors of WPS and WPS Resources have determined that it is advisable and in the best interests of each of such corporations to effect an exchange of the issued and outstanding shares of WPS Common Stock for shares of WPS Resources Common Stock upon the terms and subject to the conditions herein provided (the "Exchange") for the purpose of reorganizing WPS into a holding company structure; and

    WHEREAS, the respective Boards of Directors of WPS and WPS Resources have, by resolutions duly adopted, approved this Agreement and directed that it be executed by the undersigned officers and that it be submitted to a vote of their respective shareholders.

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereby agree as follows:

                                   ARTICLE 1

                       NAMES OF ACQUIRED CORPORATION AND
                             ACQUIRING CORPORATION

    Section 1.1 THE ACQUIRED CORPORATION. The name of the corporation the shares of which are proposed to be acquired by WPS Resources in the Exchange is WISCONSIN PUBLIC SERVICE CORPORATION.

    Section  1.2    THE ACQUIRING  CORPORATION.    The name  of  the corporation
proposing to acquire shares of WPS in the Exchange is WPS RESOURCES CORPORATION.

                                   ARTICLE 2

                   TERMS AND CONDITIONS OF PROPOSED EXCHANGE

    Section 2.1 GENERAL. At the Effective Time (as hereinafter defined): (a) the shares of WPS Common Stock then issued and outstanding shall be exchanged for shares of WPS Resources Common Stock, and (b) the shares of WPS Preferred Stock then issued and outstanding shall be and remain issued and outstanding shares of WPS Preferred Stock in accordance with their terms.

    Section 2.2 EFFECTIVE TIME. The "Effective Time" of the Exchange shall be the close of business on the day on which Articles of Share Exchange with respect thereto substantially in the form attached hereto as Exhibit I are filed with the Secretary of State of Wisconsin in accordance with the Wisconsin Business Corporation Law (the "WBCL") or such later time as may be designated in the Articles of Share Exchange.

                                   ARTICLE 3

                     MANNER AND BASIS OF EXCHANGING SHARES
                        OF CAPITAL STOCK IN THE EXCHANGE

    Section 3.1 EXCHANGE OF WPS COMMON STOCK FOR WPS RESOURCES COMMON STOCK. At the Effective Time, automatically by virtue of the Exchange and without further action on the part of the holder thereof, each share of WPS Common Stock outstanding immediately prior to the Effective Time shall be exchanged for one share of WPS Resources Common Stock, which shall thereupon be validly issued, fully paid and nonassessable except for liability which may be imposed on the holders thereof under Section 180.0622(2)(b) of the WBCL.

    Section 3.2 CANCELLATION OF WPS RESOURCES COMMON STOCK. Each share of WPS Resources Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and restored to the status of authorized and unissued WPS Resources Common Stock.

    Section 3.3 WPS PREFERRED STOCK. The Exchange shall not affect, or cause any change in, WPS Preferred Stock. Each share of WPS Preferred Stock issued and outstanding immediately prior to the Effective Time shall, immediately following the Effective Time, be issued and outstanding as a validly issued, fully paid and nonassessable share of WPS Preferred Stock.

    Section  3.4   FRACTIONAL  SHARES.   No fractional  shares of  WPS Resources
Common Stock shall be issued in the Exchange.

    Section 3.5 STOCK CERTIFICATES. (a) Following the Effective Time, each holder of a certificate or certificates theretofore representing outstanding shares of WPS Common Stock may, but shall not be required to, surrender the same to WPS Resources or its transfer agent for cancellation or transfer, and each such holder or transferee will be entitled to receive a certificate or certificates representing the same number of shares of WPS Resources Common Stock as the number of shares of WPS Common Stock previously represented by such stock certificates so surrendered. Until so surrendered or presented for transfer, each outstanding certificate which prior to the Effective Time represented shares of WPS Common Stock shall be deemed for all corporate purposes to represent the ownership of the same number of shares of WPS Resources Common Stock as though such surrender and transfer had taken place. If any certificate representing shares of WPS Resources Common Stock is to be issued in a name other than that of the registered holder of the certificate formerly representing shares of WPS Common Stock presented for transfer, it shall be a condition of issuance that (i) the certificate so surrendered shall be properly endorsed or accompanied by a stock power and shall otherwise be in proper form for transfer and (ii) the person requesting such issuance shall pay to WPS Resources' transfer agent any transfer or other taxes required by reason of issuance of certificates representing WPS Resources Common Stock in a name other than that of the registered holder of the certificate presented, or establish to the satisfaction of WPS Resources or its transfer agent that such taxes have been paid or are not applicable; (b) immediately following the Effective Time, WPS shall cause to be delivered to WPS Resources, a certificate registered in the name of WPS Resources for the number of shares of WPS Common Stock issued and outstanding at the Effective Time.

                                   ARTICLE 4

                 OTHER PROVISIONS WITH RESPECT TO THE EXCHANGE

    Section 4.1 FURTHER ASSURANCES. WPS and WPS Resources, respectively, shall take all such action as may be necessary or appropriate in order to effectuate the Exchange. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of each of WPS and WPS Resources shall take all such further action.

    Section 4.2 CONDITIONS TO THE EXCHANGE. The consummation of the Exchange is subject to the satisfaction of the following conditions prior to the Effective Time:

    (a) The Exchange shall have received the approval of the holders of Common Stock of each of WPS and WPS Resources to the extent required by the WBCL and the respective Articles of Incorporation and By-laws of WPS and WPS Resources;

    (b) A registration statement or registration statements relating to the shares of WPS Resources Company Common Stock to be issued as a result of the Exchange shall be effective under the Securities Act of 1933, as amended, and shall not be the subject of any "stop order";

    (c) There shall have been obtained an order from the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935 in form and substance satisfactory to WPS and WPS Resources, and their counsel approving the acquisition, either directly or indirectly, by WPS Resources of securities of WPS and Wisconsin River Power Company in connection with the Exchange;

    (d) The shares of WPS Resources Common Stock to be issued as a result of the Exchange shall have been approved for listing, upon official notice of issuance, by the New York Stock Exchange and the Chicago Stock Exchange;

    (e) WPS shall have received an opinion from Foley & Lardner, counsel to WPS, substantially to the effect that, on the basis of the facts, assumptions and qualifications set forth in such opinion, for Federal income tax purposes: (1) no gain or loss will be recognized by WPS Resources or the holders of WPS Common Stock who receive WPS Resources Common Stock by reason of the consummation of the Exchange; (2) the basis of WPS
       Resources Common Stock received by a holder of WPS Common Stock in the Exchange will be the same as the basis of the WPS Common Stock exchanged for such WPS Resources Common Stock; and (3) each holder who holds WPS Common Stock as a capital asset will include in his holding period for WPS Resources Common Stock which he receives in the Exchange his holding period for such WPS Common Stock exchanged for such WPS Resources Common Stock;

    (f) WPS shall have received an opinion, in form and substance satisfactory to WPS from Foley & Lardner, counsel to WPS, as to the validity of WPS Resources Common Stock to be issued in the Exchange; and

    (g) WPS shall have received all orders, authorizations, consents and approvals from all regulatory bodies, boards or agencies, (including, without limitation, the Federal Energy Regulatory Commission, the Public Service Commission of Wisconsin and the Michigan Public Service Commission) in form and substance satisfactory to WPS and WPS Resources, which are necessary or appropriate for the consummation of the Exchange and all other transactions contemplated hereby.

    Section 4.3 AMENDMENT; WAIVER. The parties hereto, to the extent permitted by law, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Agreement or waive any condition set forth in Section
4.2 hereof in such manner as may be agreed upon by them in writing, at any time before or after approval of this Agreement by the shareholders of WPS; provided, however, that no such amendment, modification, supplement or waiver shall, in the sole judgment of the Board of Directors of WPS, materially and adversely affect the rights of the shareholders of WPS.

    Section 4.4 DEFERRAL. Consummation of the transactions herein provided for may be deferred by the Boards of Directors of WPS and WPS Resources for a reasonable period of time if said Boards determine that such deferral would be in the best interests of WPS and its shareholders.

    Section 4.5 TERMINATION. This Agreement may be terminated and the Exchange and other transactions herein provided for abandoned at any time before the Effective Time, whether before or after approval of this Agreement by the shareholders of WPS, by the parties hereto, by mutual consent of their respective Boards of Directors, if such Boards of Directors determine for any reason that the consummation of the transactions provided for herein would for any reason be inadvisable, or that any regulatory or other consents or approvals deemed necessary or advisable by such Boards of Directors have not been obtained within a reasonable time after approval by the shareholders of WPS.

    Section 4.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

    Section 4.7 HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

    Section 4.8   GOVERNING  LAW.   This  Agreement shall  be governed  by,  and
construed in accordance with, the laws of the State of Wisconsin.

    IN WITNESS WHEREOF, WPS and WPS Resources have executed this Agreement by their respective duly authorized officers as of the date first written above.

                                               WISCONSIN PUBLIC SERVICE CORPORATION
                                               By:            /s/ Daniel A. Bollom
Attest:                                         -----------------------------------------
                                               Name: Daniel A. Bollom
                                               Title: President and Chief
                                                    Executive Officer
                   /s/ Robert H. Knuth
 -------------------------------------------
         Robert H. Knuth, Secretary
                                               WPS RESOURCES CORPORATION
                                               By:            /s/ Daniel A. Bollom
Attest:                                         -----------------------------------------
                                               Name: Daniel A. Bollom
                                               Title: President and Chief
                                                    Executive Officer
                   /s/ Robert H. Knuth
 -------------------------------------------
         Robert H. Knuth, Secretary

                                                                       EXHIBIT I

                           ARTICLES OF SHARE EXCHANGE

                           WPS RESOURCES CORPORATION
                           (A WISCONSIN CORPORATION)
                           THE ACQUIRING CORPORATION

                                      AND

                      WISCONSIN PUBLIC SERVICE CORPORATION
                           (A WISCONSIN CORPORATION)
                            THE ACQUIRED CORPORATION

                            ------------------------

    In accordance with and pursuant to Section 180.1105 of the Wisconsin Business Corporation Law ("WBCL"), WPS Resources Corporation, a Wisconsin
corporation ("Acquiring Corporation"), as of the   day of          , 1994,  DOES
HEREBY EXECUTE the following ARTICLES OF SHARE EXCHANGE:

                                   ARTICLE 1

    The Agreement and Plan of Share Exchange by and between the Acquiring Corporation and Wisconsin Public Service Corporation, a Wisconsin corporation (the "Acquired Corporation"), dated as of January 17, 1994 ("Plan of Share Exchange"), a true and correct copy of which is attached hereto as Exhibit A and hereby incorporated by referenced herein, was approved in accordance with
Section 180.1103 of the WBCL.

                                   ARTICLE 2

    The Board of Directors of Acquired Corporation, in accordance with its Restated Articles of Incorporation and By-Laws and the WBCL, approved and adopted the Plan of Share Exchange and the transactions contemplated thereby on December 9, 1993.

                                   ARTICLE 3

    The stockholders of Acquired Corporation, in accordance with Acquired Corporation's Restated Articles of Incorporation and By-Laws and the WBCL, approved and adopted the Plan of Share Exchange and the transactions contemplated thereby on May 5, 1994.

                                   ARTICLE 4

    The Board of Directors of the Acquiring Corporation, in accordance with the Acquiring Corporation's Articles of Incorporation and By-Laws and the WBCL, approved and adopted the Plan of Share Exchange and the transactions contemplated thereby and directed the submission of the Plan of Share Exchange to the sole shareholder of the Acquiring Corporation on December 9, 1993.

                                   ARTICLE 5

    Acquired Corporation, as the then sole shareholder of the Acquiring Corporation, in accordance with the Acquiring Corporation's Articles of Incorporation and By-Laws and the WBCL, approved and adopted the Plan of Share Exchange and the transactions contemplated thereby on December 9, 1993.

                                   ARTICLE 6

    These Articles of Share Exchange shall be effective, and the exchange of shares provided for under the Plan of Share Exchange shall take effect, upon the filing of these Articles of Share Exchange with the office of the Wisconsin Secretary of State.

    IN WITNESS WHEREOF, the Acquiring Corporation has caused these Articles of Share Exchange to be executed by its duly authorized officers as of the day and year first above written.

                                          WPS RESOURCES CORPORATION

                                          By: __________________________________
                                             Daniel A. Bollom
                                             President and Chief Executive
                                             Officer

                                          Attest: ______________________________
                                                Robert H. Knuth
                                                Secretary

    These Articles of Share Exchange have been drafted by, and should be returned to, Michael S. Nolan, Esq., Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

                                                                       EXHIBIT B

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           WPS RESOURCES CORPORATION

    WPS Resources Corporation, a corporation organized under the laws of the State of Wisconsin and being subject to the provisions of the Wisconsin Business Corporation Law, hereby amends its Articles of Incorporation in their entirety and as so amended adopts the following Restated Articles of Incorporation of said Corporation, which supersede and take the place of the existing Articles of Incorporation of said Corporation and any amendments to the Articles of Incorporation of said Corporation.

                                   ARTICLE 1

    The name of the Corporation is WPS Resources Corporation.

                                   ARTICLE 2

    The Corporation is organized for the purpose of engaging in any lawful activity within the purposes for which corporations may be organized under the Wisconsin Business Corporation Law.

                                   ARTICLE 3

    The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Million (100,000,000), consisting of one class only, designated as "Common Stock," with a par value of one dollar ($1) per share.

                                   ARTICLE 4

    The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in any such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

                                   ARTICLE 5

    The general powers, number and classification of Directors shall be as set forth in Article III, Sections 1, 2, 3 and 4 of the By-Laws (and as such Sections shall exist from time to time) and such Article III, Sections 1, 2, 3 and 4 of the By-Laws, or any provision thereof, shall be amended, altered, changed or repealed only by the affirmative vote of shareholders possessing at least three-fourths of the voting power of the then outstanding shares of all classes of stock of the corporation generally possessing voting rights in elections for Directors, considered for this purpose as one class; provided, however, that the Board of Directors, by a resolution adopted by the Requisite Vote (as defined herein), may amend, alter, change or repeal Sections 1, 2, 3 and 4 of Article III of the By-Laws, or any provision thereof, without the vote of the shareholders. As used herein, the term "Requisite Vote" shall mean the affirmative vote of at least two-thirds of the Directors then in office plus one Director.

    Any Director may be removed from office, but only for cause as hereinafter defined, by the affirmative vote of shareholders possessing at least a majority of the voting power of the then outstanding shares of all classes of stock of the corporation generally possessing voting rights in elections for Directors, considered for this purpose as one class; provided, however, that if the Board of Directors by a resolution adopted by the Requisite Vote shall have recommended removal of a Director, then the shareholders may remove such Director from office by the foregoing vote without cause. As used herein, the meaning of "cause" shall be construed to exist only if the Director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal or has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation in a matter which has a materially adverse effect on the business of the corporation, and such adjudication is no longer subject to direct appeal.

    Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of Directors, may be filled by the affirmative vote of a majority of the Directors then in office, though less than a quorum of the Board of Directors, or by a sole remaining Director. Any Director so elected shall serve until the next election of the class for which such Director shall have been chosen and until his successor shall be elected and qualified.

    The provisions of this Article 5 shall be amended, altered, changed or repealed only by the affirmative vote of shareholders possessing at least three-fourths of the voting power of the then outstanding shares of all classes of stock of the corporation generally possessing voting rights in elections for Directors, considered for this purpose as one class.

                                   ARTICLE 6

    The  address of the registered office of  the Corporation is 700 North Adams
Street,  P.O.  Box  19001,  Green  Bay,  Wisconsin,  54307.  The  name  of   the
Corporation's registered agent at such address is R. H. Knuth.

                                   ARTICLE 7

    The Bylaws of the Corporation may provide for a greater or lower quorum requirement or a greater voting requirement for shareholders or voting groups of shareholders than is provided by the Wisconsin Business Corporation Law.

                                    [LOGO]
       700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307

March 25, 1994

DEAR SHAREHOLDER:

    You are cordially invited to attend the 1994 Annual Shareholders Meeting which will be held at 10:30 A.M., local time, May 5, 1994, at the Midway Motor Hotel (2 blocks east of Lambeau Field -- Home of the Green Bay Packers), 780 Packer Drive, Green Bay, Wisconsin. Whether or not you plan to attend, we would greatly appreciate your giving prompt attention to the enclosed proxy materials. At the meeting, holders of Company common stock will be asked to consider and vote upon the following proposal in addition to electing members of the Board of Directors and transacting such other business as may come before the meeting or any adjournment thereof -- a proposal to approve an Agreement and Plan of Share Exchange (the "Plan"), pursuant to which the Company would reorganize into a holding company structure. This proposal is summarized in this brochure and described in detail in the accompanying Prospectus/Proxy Statement.

    Under the proposed corporate restructuring, which has been unanimously approved by the Board of Directors, the Company will become a subsidiary of WPS Resources Corporation ("WPS Resources"), a new holding company incorporated in Wisconsin. If the Plan is approved and the corporate restructuring becomes effective, the outstanding Company common stock will be exchanged, on a share-for-share basis, for common stock of WPS Resources. Holders of shares of Company common stock outstanding at the time the corporate restructuring is consummated will accordingly become the shareholders of WPS Resources. Shares of the Company's preferred stock will not be exchanged in the proposed corporate restructuring and will remain outstanding securities of the Company without any changes in the powers and relative rights of such shares.

    THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE APPROVAL OF THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMPANY COMMON STOCK VOTE FOR APPROVAL OF THE PLAN.

    WHEN THE HOLDING COMPANY STRUCTURE BECOMES EFFECTIVE, IT WILL NOT BE NECESSARY FOR HOLDERS OF SHARES OF COMPANY COMMON STOCK TO TURN IN THEIR CERTIFICATES FOR CERTIFICATES OF WPS RESOURCES. STOCK CERTIFICATES FORMERLY REPRESENTING SHARES OF COMPANY COMMON STOCK WILL AUTOMATICALLY BE DEEMED TO REPRESENT WPS RESOURCES COMMON STOCK FOR ALL CORPORATE PURPOSES.

    Following the corporate restructuring, the business of the Company will continue under WPS Resources substantially as it is presently conducted, with the same assets, capitalization and management. The current directors of the Company also presently serve as directors of WPS Resources and are expected to continue to serve as directors of WPS Resources when the Plan is approved and the corporate restructuring is consummated.

    A number of companies with both utility and non-utility operations, as well as other large corporations, have recently adopted holding company structures. The Board of Directors and management of the Company believe that the corporate restructuring will provide the Holding Company with improved ability to compete more effectively in the changing environment facing utilities.

    The  formal Notice  of Annual  Meeting of  Shareholders and
Prospectus/Proxy Statement provide additional information concerning matters to be considered. At the meeting we will report on the Company's progress, plans and prospects, and respond to your questions and comments.

    We hope for a large attendance either in person or by proxy. Whether you own many shares or only a few, your presence or your proxy is important in making up the total number of shares necessary to transact business at the meeting.

    If you are unable to attend, we would appreciate YOUR FILLING IN, SIGNING AND PROMPTLY MAILING THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED.
                                       Sincerely,

                                       /s/ Daniel A. Bollom

                                       Daniel A. Bollom
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                   FACTS ABOUT THE PROPOSED HOLDING COMPANY:
                          WPS RESOURCES CORPORATION

1. WHY IS WISCONSIN PUBLIC SERVICE CORPORATION PROPOSING TO FORM A PARENT HOLDING COMPANY?

    The principal reasons for the proposed corporate restructuring are to create a structure which can more effectively address the growing
competition in  the energy   industry,   facilitate  selective
diversification   into  non-utility businesses which are related to the
utility business of Wisconsin Public Service Corporation or energy conservation or energy resources or which otherwise benefit the service territory of Wisconsin Public Service Corporation, afford separation between utility and non-utility businesses, and provide additional flexibility for financing and for maintaining appropriate utility capital ratios. For the foregoing reasons, the Board of Directors of Wisconsin Public Service Corporation believes that the formation of a Holding Company System will be beneficial to Wisconsin Public Service Corporation and its shareholders.

2.  WHAT WILL THE NEW COMPANY STRUCTURE LOOK LIKE?

    Upon completion of the proposed restructuring, WPS Resources Corporation will become the parent company of Wisconsin Public Service
Corporation and  two nonutility   subsidiaries:  WPS  Communications,   Inc.
and  Packerland  Energy Services, Inc.

    Wisconsin Public Service Corporation will remain a public utility and its assets will initially constitute nearly all of the assets of the holding company group.

[GRAPHIC] - Set forth on page 2 of the question and answer section of the proxy statement is a graphic consisting of a box chart showing the proposed corporate structure with Packerland Energy Services, Inc., Wisconsin Public
            Service Corporation and WPS Communications, Inc., as subsidiaries of WPS Resources Corporation.

    WPS Communications, Inc. ("Communications") was a partner in the NorLight fiber optics telecommunications partnership ("NorLight"), the assets of which were sold in 1991. It is anticipated that Communications will be dissolved after December 1994 when certain matters related to the sale of the NorLight assets will be completed. Packerland Energy Services, Inc. ("Packerland") will provide energy supply consulting and natural gas supply/ transportation procurement services for commercial and industrial customers.

3.  WILL SHAREHOLDERS HAVE TO EXCHANGE THEIR COMMON STOCK CERTIFICATES?

    As part of the restructuring, Wisconsin Public Service Corporation Common Stock will automatically become WPS Resources Corporation Common Stock on a share-for-share basis. IT WILL NOT BE NECESSARY IN THE RESTRUCTURING FOR HOLDERS OF COMMON STOCK OF WISCONSIN PUBLIC SERVICE CORPORATION TO EXCHANGE THEIR STOCK CERTIFICATES.

4.  WHO MUST APPROVE THE RESTRUCTURING?

    The restructuring requires the approval of the Public Service Commission of Wisconsin ("PSCW"), the Securities and Exchange Commission ("SEC"), the Federal Energy Regulatory Commission ("FERC") and the Nuclear Regulatory Commission ("NRC"). Applications are being filed with the PSCW, the SEC under the Public Utility Holding Company Act, the FERC and with the NRC.

    Holders of Wisconsin Public Service Corporation Common Stock will vote on the restructuring at the annual meeting of shareholders on May 5, 1994. Approval will require a favorable vote of two-thirds of the outstanding shares of Wisconsin Public Service Corporation Common Stock.

5.  WHAT WILL BE THE EFFECTIVE DATE OF THE RESTRUCTURING?

    If the shareholders approve the restructuring, it is anticipated that it will become effective on or about October 1, 1994.

6. WHAT FEDERAL TAX CONSEQUENCES WILL THE RESTRUCTURING HAVE ON HOLDERS OF WISCONSIN PUBLIC SERVICE CORPORATION COMMON STOCK?

    Wisconsin Public Service Corporation has received an opinion from its counsel, Foley & Lardner, Milwaukee, Wisconsin, regarding Federal income tax consequences of the restructuring, I.E., that (i) no gain or loss will be recognized by holders of shares of Wisconsin Public Service Corporation Common Stock as a result of the exchange for shares of WPS Resources Corporation Common Stock; (ii) the cost basis of WPS Resources Corporation shares will be the same as the cost basis of Wisconsin Public Service Corporation shares; and (iii) the holding period of WPS Resources Corporation shares will be the same as the holding period of Wisconsin Public Service Corporation shares if the Wisconsin Public Service Corporation shares are held as capital assets at the date of the restructuring.

7.  WHERE WILL THE STOCK BE TRADED AND WHAT IS THE TICKER SYMBOL?

    WPS Resources Corporation Common Stock is expected to be traded on the New York Stock Exchange and the Chicago Stock Exchange under ticker symbol "WPS" which is the same as the current symbol for Wisconsin Public Service Corporation.

8.  HOW WILL DIVIDENDS BE AFFECTED?

    It is expected that quarterly dividends on WPS Resources Corporation Common Stock will commence after the restructuring at a rate at least equal to the rate most recently paid on Wisconsin Public Service Corporation Common Stock. Dividends on WPS Resources Corporation Common Stock will depend upon earnings, financial conditions and other factors.

9.  WILL THE RESTRUCTURING AFFECT THE PREFERRED STOCK AND DEBT SECURITIES?

    The Preferred Stock and debt securities of Wisconsin Public Service Corporation will not be changed in the restructuring. They will remain as Preferred Stock or debt securities of Wisconsin Public Service Corporation.

10.  HOW WILL THE DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN BE AFFECTED?

    Wisconsin Public Service Corporation's  Automatic Dividend Reinvestment
and Stock   Purchase  Plan  will  be  assumed  by  WPS  Resources
Corporation. The participants in the Wisconsin Public Service Corporation plan will automatically become participants in the corresponding WPS Resources Corporation plan.

11.  WHO WILL MANAGE THE HOLDING COMPANY AFTER THE RESTRUCTURING?

    The principal executive officers and the Board of Directors of Wisconsin Public Service Corporation are also the principal executive officers and the Board of Directors of WPS Resources Corporation. However, the day-to-day management of any new nonutility businesses will be carried out by persons hired for their experience and expertise. Those persons will not be involved in utility operations.

12. WILL THERE BE A LIMIT TO THE INVESTMENT IN NONUTILITY BUSINESSES BY THE PROPOSED HOLDING COMPANY?

    The legislation allowing Wisconsin utilities to diversify into nonutility businesses under a holding company structure generally limits the amount of nonutility business assets to an ultimate maximum of 25 percent of the assets of the public utilities in the holding company system. The principal business of the holding company system will continue to be providing safe and reliable electric and gas service to utility customers.

13. WILL THE RIGHTS OF HOLDERS OF COMMON STOCK OF WPS RESOURCES CORPORATION BE THE SAME AS THE RIGHTS OF HOLDERS OF COMMON STOCK OF WISCONSIN PUBLIC SERVICE CORPORATION?

    The rights of holders of Common Stock of WPS Resources Corporation will generally be the same as the rights of holders of Common Stock of Wisconsin Public Service Corporation. The affairs of WPS Resources
Corporation will  be governed   by  Restated   Articles  of   Incorporation
and   By-laws  that  are substantially identical to those of Wisconsin Public
Service Corporation except that the WPS Resources Corporation Restated Articles of Incorporation will authorize the issuance of a greater number of shares of common stock, will not authorize the issuance of WPS Resources Corporation preferred stock, and may with certain exceptions be amended by the affirmative vote of a majority of the votes cast by holders of WPS Resources Corporation Common Stock at a meeting at which a quorum exists, whereas amendment of the Articles of Incorporation of Wisconsin Public Service Corporation requires the affirmative vote of the holders of two-thirds of its outstanding common stock and in some cases the approval of holders of its preferred stock.

                 PROXY--WISCONSIN PUBLIC SERVICE CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL SHAREHOLDERS

                          MEETING--May 5, 1994

    The undersigned hereby appoints Daniel A. Bollom and Robert H. Knuth as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below and, in their discretion, upon such other business as may properly come before the meeting, all the shares of common stock of Wisconsin Public Service Corporation held of record by the undersigned on March 17, 1994, at the annual meeting of shareholders to be held on May 5, 1994, at 10:30 A.M. or any adjournment thereof:

1.         ELECTION OF DIRECTORS          / / FOR ALL NOMINEES             / /WITHHOLD AUTHORITY
                                              listed below (except as         to vote for nominees listed
                                              noted to the contrary)           below

      Michael S. Ariens, Kathryn M. Hasselblad-Pascale and Linus M. Stoll.

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
        WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


          ______________________________________________________________

2.         / / FOR        / / AGAINST        / / ABSTAIN approval of Plan and Agreement of Share Exchange between Wisconsin Public Service Corporation and WPS Resources Corporation.

 (THIS PROXY IS CONTINUED, AND IS TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2.

    PLEASE MARK ONE BOX ONLY IN THE ELECTION AND WITH RESPECT TO PROPOSAL 2, SIGN EXACTLY AS YOUR NAME IS PRINTED ON THIS CARD, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                            _______________________________
                                            _______________________________
                                            Signature(s) of shareholder(s)
                                            Dated: __________________, 1994